                         RECEIVABLES PURCHASE AGREEMENT

                         DATED AS OF FEBRUARY 28, 1995

                                     AMONG

                          WESTERN GAS RESOURCES, INC.

                                   AS SELLER
                                   ---------


                                      AND

                        RECEIVABLES CAPITAL CORPORATION

                                  AS PURCHASER
                                  ------------

                                      AND

             BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

                                    AS AGENT
                                    --------





                                                                   EXHIBIT 10.41

                               TABLE OF CONTENTS

                                                                                               PAGE
ARTICLE I          THE COMMITMENT                                                                 2
    1.01.          Commitment..................................................................   2
    1.02.          Purchase and Reinvestment Limits............................................   3
    1.03.          Making Purchases from Seller................................................   3
    1.04.          Number of Undivided Interests...............................................   4
    1.05.          Commitment Termination Date.................................................   4
    1.06.          Purchase Termination Date...................................................   5
    1.07.          Voluntary Termination of Commitment or Reduction of Maximum Purchase Limit..   5
    1.08.          Limitation of Ownership Interest............................................   5

ARTICLE II         UNDIVIDED INTEREST AND PURCHASER'S SHARE....................................   5
    2.01.          Undivided Interest..........................................................   5
    2.02.          Required Allocation.........................................................   8
    2.03.          Purchaser's Investment......................................................   8
    2.04.          Pool Balance; Concentration Limits..........................................   9
    2.05.          Purchaser's Share...........................................................  10

ARTICLE III        SETTLEMENTS.................................................................  10
    3.01.          Non-Run Off Settlement Procedures for Collections...........................  10
    3.02.          Run Off Settlement Procedures for Collections...............................  11
    3.03.          Special Settlement Procedures; Reduction of Purchaser's Investment, Etc.....  12
    3.04.          Additional Limited Recourse.................................................  16
    3.05.          Reporting...................................................................  17
    3.06.          Payments and Computations, Etc..............................................  17
    3.07.          Dividing or Combining Undivided Interests...................................  18
    3.08.          Treatment of Collections and Deemed Collections.............................  18

ARTICLE IV         FEES AND YIELD PROTECTION...................................................  19
    4.01.          Fees........................................................................  19
    4.02.          Yield Protection............................................................  19

ARTICLE V          CONDITIONS OF PURCHASES.....................................................  21
    5.01.          Conditions Precedent to Initial Purchase....................................  21
    5.02.          Conditions Precedent to All Purchases and Reinvestments.....................  23
    5.03.          Additional Condition Precedent to Purchases.................................  24

ARTICLE VI         REPRESENTATIONS AND WARRANTIES..............................................  24
    6.01.          Representations and Warranties of Seller....................................  24


                               TABLE OF CONTENTS
                               -----------------
                                  (CONTINUED)
ARTICLE VII        GENERAL COVENANTS OF SELLER.................................................  30
    7.01.          Affirmative Covenants of Seller.............................................  30
    7.02.          Reporting Requirements of Seller............................................  32
    7.03.          Negative Covenants of Seller................................................  35

ARTICLE VIII       ADMINISTRATION AND COLLECTION...............................................  39
    8.01.          Designation of Servicer.....................................................  39
    8.02.          Duties of Servicer..........................................................  39
    8.03.          Rights of the Agent.........................................................  41
    8.04.          Responsibilities of Seller..................................................  43
    8.05.          Further Action Evidencing Purchases.........................................  44
    8.06.          Application of Collections..................................................  44
    8.07.          Miscellaneous Provision Concerning Servicing and Collection.................  45

ARTICLE IX         SECURITY INTEREST...........................................................  45
    9.01.          Transfers of Undivided Interests; Grant of Security Interest................  45
    9.02.          Further Assurances..........................................................  46
    9.03.          Remedies....................................................................  46

ARTICLE X          TERMINATION EVENTS..........................................................  47
   10.01.          Termination Events..........................................................  47
   10.02.          Remedies....................................................................  49

ARTICLE XI         THE AGENT...................................................................  50
   11.01.          Authorization and Action....................................................  50
   11.02.          Agent's Reliance, Etc.......................................................  50
   11.03.          Agent and Affiliates........................................................  51

ARTICLE XII        ASSIGNMENT OF PURCHASER'S INTEREST..........................................  51
   12.01.          Restrictions on Assignments.................................................  51
   12.02.          Rights of Assignee..........................................................  52
   12.03.          Allocation of Payments......................................................  52
   12.04.          Notice of Assignment........................................................  52
   12.05.          Evidence of Assignment; Endorsement on Certificate..........................  53
   12.06.          Rights of Program Support Provider and Collateral Trustee...................  53

ARTICLE XIII       INDEMNIFICATION.............................................................  53
   13.01.          Indemnities by Seller.......................................................  53

ARTICLE XIV        MISCELLANEOUS...............................................................  57
   14.01.          Amendments, Etc.............................................................  57
   14.02.          Notices, Etc................................................................  57
   14.03.          No Waiver; Remedies.........................................................  58


                               TABLE OF CONTENTS
                               -----------------
                                  (CONTINUED)
   14.04.          Binding Effect; Survival....................................................  58
   14.05.          Costs, Expenses and Taxes...................................................  58
   14.06.          No Proceedings..............................................................  59
   14.07.          Confidentiality of Seller Information.......................................  59
   14.08.          Confidentiality of BofA Information.........................................  62
   14.09.          Captions and Cross References...............................................  65
   14.10.          Integration.................................................................  65
   14.11.          Governing Law...............................................................  65
   14.12.          Waiver Of Jury Trial........................................................  65
   14.13.          Consent To Jurisdiction; Waiver Of Immunities...............................  65
   14.14.          Execution in Counterparts; Effectiveness....................................  66


                               TABLE OF CONTENTS
                               -----------------
                                  (CONTINUED)

                                   APPENDICES
                                   ----------

APPENDIX A          Definitions

APPENDIX B          Calculation of Discount and Reserve


                                   SCHEDULES
                                   ---------

SCHEDULE 2.01(c)    Estimates of Unbilled Amounts

SCHEDULE 6.01(n)    List of Offices of Seller where Records Are Kept

SCHEDULE 6.01(o)    List of Lock-Box Banks

SCHEDULE 6.01(p)-1  Forms of Contracts

SCHEDULE 6.01(p)-2  Description of Credit and Collection Policy

SCHEDULE 6.10(q)    Schedule of Leased or Licensed Programs

SCHEDULE 7.03(f)    Schedule of Liens


                                    EXHIBITS
                                    --------

EXHIBIT 3.05(a)     Form of Periodic Report

EXHIBIT 5.01(a)     Form of Certificate of Assignments

EXHIBIT 5.01(h)     Form of Lock-Box Agreement

EXHIBIT 7.02(a)     Form of Officer's Certificate

EXHIBIT 12.05       Form of Assignment (for assignment to third party)

                         RECEIVABLES PURCHASE AGREEMENT

                         Dated as of February 28, 1995



          THIS IS A RECEIVABLES PURCHASE AGREEMENT, among WESTERN GAS RESOURCES, INC., a Delaware corporation having its principal office at 12200 North Pecos Street, Denver, Colorado, 80234 ("Seller"), RECEIVABLES CAPITAL CORPORATION, a
                                  ------
Delaware corporation having its principal office at World Financial Center, South Tower, 225 Liberty Street, 8th Floor, New York, New York 10080 (together with its successors and assigns, the "Purchaser"), and BANK OF AMERICA NATIONAL
                                      ---------
TRUST AND SAVINGS ASSOCIATION, a national banking association having its principal office at 555 California Street, San Francisco, California 94104 ("Bank of America"), as agent for the Purchaser (in such capacity, together with
 -----------------
its successors and assigns in such capacity, the "Agent").  Unless otherwise
                                                  -----
indicated, capitalized terms used in this Agreement are defined in Appendix A.
                                                                   ----------


                                   BACKGROUND
                                   ----------

          1. Seller has, and expects to have, Pool Receivables in which Seller intends to sell one or more undivided interests. Such Pool Receivables shall have been generated in the ordinary course of Seller's business or shall have been purchased by Seller from the Originators, which are wholly-owned Subsidiaries of Seller, and each of which Originator shall have generated such Pool Receivables in the ordinary course of its business. Seller has requested Purchaser, and Purchaser has agreed, subject to the terms and conditions contained in this Agreement, to purchase such undivided interests, referred to herein as Undivided Interests, from Seller from time to time during the term of this Agreement.

          2. Seller and Purchaser also desire that, subject to the terms and conditions of this Agreement, certain of the daily Collections in respect of such Undivided Interests be reinvested in Pool Receivables through the sale by Seller to Purchaser of additional undivided interests in the Pool Receivables, such daily reinvestment of Collections to be effected by an automatic daily adjustment to Purchaser's Undivided Interests, and to be intended to permit Purchaser to maintain its Purchaser's Investments fully invested in uncollected Pool Receivables.

          3. Purchaser expects generally to fund its Purchases and Reinvestments through the issuance of Commercial Paper Notes. Purchaser has entered into Program Support Agreements providing for the purchase by a Program Support Provider of, or the making by a Program Support Provider of loans secured by, Undivided Interests in the event Purchaser hereunder is unable to fund its Purchases or Reinvestments pursuant to this Agreement by the issuance of Commercial Paper Notes or otherwise in its reasonable discretion prefers to fund such Purchases or Reinvestments under the Program Support Agreements rather than by the issuance of Commercial Paper Notes (and Purchaser agrees to provide to Seller at Seller's request a statement of Purchaser's rationale for preferring to fund under the Program Support Agreements; provided that Purchaser shall not be liable for any
                            --------
failure to provide any such statement), or is unable to pay such Commercial Paper Notes at maturity from the proceeds of collections from Pool Receivables in which it holds an Undivided Interest hereunder. Purchaser has also entered into a Program Support Agreement with a Program Support Provider providing for the issuance of a letter of credit to the trustee for the holders of Commercial Paper Notes, and for the making of loans to the Purchaser, to provide funds for the payment of Commercial Paper Notes and for the making of Purchases and Reinvestments in the circumstances described above when funding is not available under certain other Program Support Agreements.

          4. Bank of America has been requested, and is willing, to act as the Agent.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:


                                   ARTICLE I

                                 THE COMMITMENT

                  SECTION 1.01.     Commitment.  On the terms and subject to
                                    -----------
the conditions set forth in this Agreement (including Article V):
                                                      ---------

         (a)        Purchases.  Purchaser shall purchase from Seller Undivided
                    ---------
Interests (as defined in Section 2.01) from time to time during the period from
                         ------------
the Effective Date to the Purchase Termination Date. Each such purchase and, as the context may require, the purchase price paid by Purchaser to Seller in respect thereof (determined pursuant to Section 1.03(b)), is herein called a
                                        ---------------
"Purchase".
---------

         (b)        Reinvestments.  Pursuant to Section 3.01, during the period
                    -------------               ------------
from the Effective Date to the Commitment Termination Date, Purchaser shall permit Servicer to cause certain of the Collections in respect of the Undivided Interests to be applied to the purchase of additional undivided interests in the Pool Receivables, thereby resulting in an appropriate readjustment of such Undivided Interests. Each such purchase of an additional undivided interest pursuant to Section 3.01 is herein
                                                         ------------
called a "Reinvestment".
          ------------

Purchaser's obligation to make such Purchases and Reinvestments is herein called the "Commitment".
     ----------

          SECTION 1.02.             Purchase and Reinvestment Limits.  Under no
                                    ---------------------------------
circumstances shall Purchaser make any Purchase or Reinvestment to the extent that, after giving effect to such Purchase or Reinvestment, as the case may be:

         (a)        Purchase Limit.  The Aggregate Purchaser's Investments (as
                    --------------
defined in Section 2.03) would exceed an amount (the "Purchase Limit") equal to
           ------------                               --------------
$75,000,000, as such amount may be reduced from time to time pursuant to Section
                                                                         -------
1.07; or
----

         (b)        Required Allocations Limit.  The Aggregate Required
                    --------------------------
Allocations would exceed an amount (the "Required Allocations Limit") equal to
                                         --------------------------
100% of the Pool Balance (as defined in Section 2.04).
                                        ------------

          SECTION 1.03.             Making Purchases from Seller. (a) Notice of
                                    -----------------------------     ---------
Purchase and Initial Purchaser Rate.  Each Purchase from Seller by Purchaser
-----------------------------------
shall be made on notice from Seller to the Agent received by the Agent not later than 11:00 a.m. (Chicago time) (i) if the Purchaser Rate for such proposed Purchase is to be calculated on the basis of the Bank Rate determined by reference to the Eurodollar Rate, on the third Eurodollar Business Day preceding the date of such proposed Purchase and (ii) otherwise, on the Business Day next preceding the date of such proposed Purchase. Each such notice of a proposed Purchase shall specify the desired amount and date of such Purchase, the desired duration of the initial Yield Period for the resulting Undivided Interest and, if the Purchaser Rate for such proposed Purchase is to be calculated on the basis of the Bank Rate, an irrevocable request that such Purchaser Rate be calculated by reference to the Eurodollar Rate, subject to availability of such rate pursuant to the provisions of the definition of the term "Bank Rate" and to the other provisions of this Agreement. The Agent shall use reasonable efforts to accommodate Seller's preferences in selecting the duration of such initial and each subsequent Yield Period; provided, however, that the Agent shall select
                                  --------  -------
such Yield Periods in its discretion taking into consideration market conditions.

         (b)        Amount of Purchase.  The amount of each Purchase shall be
                    ------------------
equal to the lesser of (x) the amount proposed by Seller
pursuant to Section 1.03(a) and (y) the maximum amount permitted under Section
            ---------------                                            -------
1.02.
-----

         (c)        Funding of Purchase.  On the date of each Purchase,
                    -------------------
Purchaser shall, upon satisfaction of the applicable conditions set forth in

Article V, make available to the Agent at its office at 231 South LaSalle Street
---------
in Chicago, Illinois the amount of its Purchase (determined pursuant to Section
                                                                        -------
1.03(b)) in same day funds, and after receipt by the Agent of such funds, the
-------
Agent will make such funds immediately available to Seller at such office.

         (d)        Notice of Purchaser Rate for Reinvestment.  If the Purchaser
                    -----------------------------------------
Rate for Reinvestment of any Undivided Interest (or any portion thereof) is to be calculated on the basis of the Bank Rate, Seller may irrevocably request that the Bank Rate for such Reinvestment be calculated by reference to the Eurodollar Rate (if such rate is otherwise available pursuant to the provisions of this Agreement) by delivering a notice to the Agent not later than 11:00 a.m. (Chicago time) three Eurodollar Business Days before the first day of each Yield Period (other than the initial Yield Period) for such Undivided Interest (or any portion thereof). Such notice shall also set forth the desired duration of the Yield Period for such Undivided Interest (or portion thereof). The Agent shall select the duration of each such Yield Period in its discretion; provided that
                                                                 --------
it shall use reasonable efforts, taking into account market conditions, to accommodate Seller's preferences.

          SECTION 1.04.             Number of Undivided Interests.  The number
                                    ------------------------------
of Undivided Interests hereunder at any one time, after giving effect to any Purchase, Reinvestment, division or combination, shall not exceed 10.

          SECTION 1.05.             Commitment Termination Date. (a) The
                                    ----------------------------
"Commitment Termination Date" shall be the earlier to occur of (i) the date
----------------------------
occurring 364 days from the Effective Date (herein, as the same may be extended, called the "Scheduled Commitment Termination Date"), and (ii) the date of
            -------------------------------------
termination of the Commitment pursuant to Section 1.07 or 10.02.
                                          ------------    -----

         (b) The then Scheduled Commitment Termination Date may be extended from time to time on each Scheduled Commitment Termination Date to the date occurring 364 days from such Scheduled Commitment Termination Date, by written notice of request given by Seller to the Agent at least 30 days before such Scheduled Commitment Termination Date, and written notice of acceptance given by the Agent to Seller not later than 15 days prior to such Scheduled Commitment Termination Date; provided Agent shall have no obligation whatsoever
                             --------
to extend the then Scheduled Commitment Termination Date.

          SECTION 1.06.             Purchase Termination Date. (a) The
                                    --------------------------
"Purchase Termination Date" shall be the earlier to occur of (i) the Commitment
--------------------------
Termination Date and (ii) the date of termination of the Commitment with respect to Purchases pursuant to subsection (b).
                         --------------

         (b) The Commitment shall terminate with respect to Purchases, and Purchaser shall have no obligation to make any further Purchases hereunder, on the scheduled date of termination of any Program Support Agreement.
Purchaser agrees to give Seller at least 30 days' prior written notice of the termination of the Commitment with respect to Purchases pursuant to the foregoing sentence, but no failure to give or delay in giving such notice shall prevent or delay such termination. No such termination shall affect Purchaser's obligation, subject to the terms and conditions of this Agreement, to make Reinvestments with respect to Undivided Interests purchased by Purchaser hereunder prior to such termination.

          SECTION 1.07.             Voluntary Termination of Commitment or
                                    --------------------------------------
Reduction of Maximum Purchase Limit.  Seller may, upon at least five Business
------------------------------------
Days' written notice to the Agent, terminate the Commitment in whole or reduce in part the unused portion of the Purchase Limit; provided, however, that (a)
                                                  --------  -------
each partial reduction shall be in an amount equal to $5,000,000 or an integral multiple thereof and (b) after giving effect to each such partial reduction, the remaining Purchase Limit will not be less than $25,000,000.

          SECTION 1.08.             Limitation of Ownership Interest.  Nothing
                                    ---------------------------------
in this Agreement shall be interpreted as providing Purchaser with an ownership interest in any Receivables that are not Pool Receivables.


                                   ARTICLE II

                    UNDIVIDED INTEREST AND PURCHASER'S SHARE

          SECTION 2.01.             Undivided Interest. (a) Definition and
                                    -------------------     --------------
Computation of Undivided Interest.  For purposes of this Agreement, "Undivided
---------------------------------                                    ---------
Interest" means, as the context may require (i) an undivided ownership interest,
--------
in a percentage determined from time to time as provided in clause (ii) below,
                                                            -----------
in (A) each and every then outstanding Pool Receivables, (B) all Related Security with respect to such Pool Receivables, and (C) all Collections with respect to, and other proceeds of, such Pool Receivables and Related Security; and (ii) at any time, the quotient, expressed as a percentage, obtained by dividing the Required Allocation for such Undivided Interest by the Pool Balance. Each Undivided Interest shall be computed as follows:

    UI      =   RA  =  PI + (0.10 x PI)
                --     ----------------
                PB           PB

where:
------

    UI      =   the Undivided Interest at any time;

    RA      =   the Required Allocations of such Undivided Interest at such time, as determined pursuant to Section 2.02;

    PI      =   the Purchaser's Investment of such Undivided Interest at such time as determined pursuant to Section 2.03;

    PB      =   the Pool Balance at such time, as determined pursuant to Section 2.04.

The "related" Undivided Interest with respect to any of the foregoing items
     -------
shall mean the Undivided Interest as to which such item is calculated.

     (b)   Frequency of Computation of Purchaser's Interest.  Each Undivided
           ------------------------------------------------
Interest shall initially be computed as of the opening of business of Servicer on the date of Purchase of such Undivided Interest from Seller, and such Undivided Interest shall be recomputed upon receipt of each Periodic Report. In addition, until such Undivided Interest shall be reduced to zero, such Undivided Interest shall be deemed to be automatically recomputed as of the close of business of Servicer on each day (other than a day on which an actual recomputation is done), and, as so recomputed, shall constitute the percentage ownership interest in Pool Receivables held by Purchaser on such day. Such Undivided Interest shall become zero at such time as Purchaser shall have received the accrued Earned Discount for such Undivided Interest, shall have recovered the Purchaser's Investment of such Undivided Interest and shall have received all other amounts payable to Purchaser pursuant to this Agreement in respect of such Undivided Interest and Servicer shall have received the accrued Servicer's Fee for such Undivided Interest. Such Undivided Interest shall remain constant from the time as of which any such computation or recomputation is made until the time as of which the next such recomputation, if any, shall be made.

     (c)   Estimates of Unbilled Amounts.
           -----------------------------

       (i) For purposes of making the daily computation of the Undivided Interest (other than the computation in a Periodic Report of the Undivided Interest on a Month End Date) to be used for purposes of administering this Agreement on a daily basis (including for purposes of determining whether a Termination Event or an Unmatured Termination Event has occurred under Section 10.01(m)), it is
                                                       -----------------
     understood and agreed that to the extent required by customary and prudent practices and standards and subject to other provisions of this clause (c)
                                                                     ----------
     Seller shall estimate unbilled Receivables pursuant to the procedures described in Schedule 2.01(c); provided, however, that Seller shall adjust
                  ------------------------------------
     such Receivables and the relevant estimates for subsequent periods as appropriate upon obtaining actual knowledge that the amounts estimated are or will be incorrect (1) as a result of the occurrence of events the effect of which was not taken into consideration in establishing the estimate procedures including but not limited to the shutting-in of a well that has a material amount of production, the decision by Seller or an Originator not to sell part of the subject Natural Gas owned by it or the material disruption in the flow of Natural Gas from a well, a plant or a pipeline, or (2) as a result of information received from the relevant pipelines, buyers, and/or traders with respect to the actual volumes delivered, the identity of the actual purchasers and/or the calculation of the actual prices;

       (ii) For purposes of making the computation in the Periodic Report of the Undivided Interest with respect to a Month End Date, such Undivided Interest shall be calculated based on actual deliveries and prices;

       (iii) Notwithstanding anything in this Agreement to the contrary, in the event that (1) the Commitment Termination Date has not occurred, (2) the Seller has not exceeded the Required Allocations Limit as of the close of business on a Month End Date as set forth in the Periodic Report, and (3) the Seller has no actual knowledge that the Required Allocations Limit was exceeded on any day during such month, then for purposes of Article X and
                                                                 ---------
     for purposes of determining whether a Run Off Day has occurred as a result of the Undivided Interests exceeding the Required Allocations Limit (including determining the amount of the Earned Discount due for any day) the Seller shall be deemed to have not exceeded the Required Allocations Limit at any time during such month. It is also understood and agreed, however, that nothing herein contained shall in any way diminish, impair or otherwise affect Seller's obligations under Section 13.01;
                                                 -------------

       (iv) Anything herein contained to the contrary notwithstanding, the Purchaser and/or the Agent may at any time require the Seller to make changes to the procedures used for estimating unbilled Receivables;

        (v) For all purposes of this clause (c), including subclauses (i) and
                                     ----------
     (iii) hereof, actual knowledge by Seller means knowledge by the employees of Seller involved in the calculation of the Undivided Interests, their direct supervisors and the officers having responsibility for the compliance by Seller with this Agreement, including each officer which executes a Periodic Report or any other certificate or report required to be delivered hereunder. It is understood and agreed that the aforesaid employees shall make periodic due inquiries from the Seller's marketing department with respect to prices, volumes, fees, sales and other variables used in calculating the Undivided Interests.

     SECTION 2.02.  Required Allocation.  The "Required Allocation" of an
                    -------------------        -------------------
Undivided Interest at any time means an amount determined as follows:

    RA   =     PI + (0.10 x PI)

where:
------

    RA   =     the Required Allocation of an Undivided Interest at any time;

    PI   =     the Purchaser's Investment of such Undivided Interest at such time, as determined pursuant to Section 2.03.

      SECTION 2.03. Purchaser's Investment. (a) Subject to subsections (b) and
                    ----------------------                 ---------------
(c), "Purchaser's Investment" of an Undivided Interest at any time means an
---   ----------------------
amount equal to

    (i) the aggregate of the amounts theretofore paid to Seller for the acquisition of such Undivided Interest (A) by Purchaser pursuant to Sections
                                                                    --------
1.01(a) and 1.03 and (B) by Reinvestments pursuant to Sections 1.01(b) and 3.01,
-------     ----                                      ----------------     ----
less
----

   (ii) the aggregate amount of Collections theretofore received and distributed on account of such Purchaser's Investment pursuant to Sections 3.01 and 3.02.
                                                      -------------     ----

    (b) Solely for purposes of calculating the Earned Discount (and each component thereof) with respect to a portion of an Undivided Interest pursuant to the proviso to the definition of "Earned Discount" in Appendix B:
       -------                                           ----------

    (i) "Purchaser's Investment" of any portion of an Undivided Interest owned
         ----------------------
by a Program Support Provider (or any assignee thereof) or otherwise funded by a Funding shall be deemed to be the amount paid to Purchaser by such Program

        Support Provider as the purchase price of, or the original principal amount loaned with respect to, such portion (less any portion of such purchase price or principal amount allocable to Earned Discount accrued and unpaid at the time of assignment or Funding), as reduced from time to time by Collections received and distributed to such Program Support Provider (or such assignee) on account of such Funding (other than any portion allocable to Earned Discount) pursuant to Sections 3.01 and 3.02
                                                          -------------     ----
        or by payments by Purchaser to the Program Support Provider in reimbursement of any Funding; and

             (ii) "Purchaser's Investment" of any other portion of an Undivided
                   ----------------------
        Interest shall mean Purchaser's Investment of such Undivided Interest less the sum of Purchaser's Investments of all portions of such Undivided Interest described in clause (i) above, calculated in
                                        ----------
        accordance with such clause (i).
                             ----------

    (c) Purchaser's Investment shall not be considered reduced by any distribution of any portion of Collections if at any time such distribution is rescinded or must otherwise be returned for any reason.

    (d) The "related" Purchaser's Investment with regard to a Yield Period or
             -------
Undivided Interest (or portion thereof) means the Purchaser's Investment calculated with regard to such Yield Period or Undivided Interest (or such portion), as the case may be.

     SECTION 2.04. Pool Balance; Concentration Limits. (a) The "Pool Balance"
                   ----------------------------------           ------------
at any time means an amount equal to the aggregate Unpaid Balance of the Receivables in the Receivables Pool at such time.

    (b) "Concentration Limit" for any Obligor at any time means the lesser of
         -------------------
(A) the greater of (x) the Special Concentration Limit, if any, for such Obligor and (y) 3.0% of the Unpaid Balance of all Receivables at such time and (B) such lesser percentage not below 2.0% of the Unpaid Balance of all Receivables as the Agent shall designate from time to time in its sole discretion as the Concentration Limit for such Obligor upon two (2) days prior notice to Seller.

    (c) "Special Concentration Limit" (i) for the Investment Grade Obligors
         ---------------------------
means 5% of the Unpaid Balance of all Receivables and (ii) for any other Obligor means the amount designated as such by the Agent in a writing delivered to Seller; it being understood and agreed that the Agent, in setting any Special Concentration Limit for any Obligor, shall be entitled to consider, among other things, the credit exposure of the

Purchaser and any Program Support Provider to such Obligor arising in connection with this Agreement and other agreements to which Purchaser is a party.

    (d) In the case of any Obligor which is an Affiliate of any other Obligor, the Concentration Limit, the Special Concentration Limit, if any, and the aggregate Unpaid Balance of Receivables of such Obligors shall be calculated as if such Obligors were one Obligor (such Obligors being collectively called with respect to any Receivable the "Affiliated Obligors").
                               -------------------

     SECTION 2.05. Purchaser's Share.  With respect to each Undivided Interest,
                   -----------------
"Purchaser's Share" of Collections of Pool Receivables received  (or deemed
 -----------------
received) by Seller or Servicer on any day means an amount equal to the product of

    (a) the amount of all Collections of Pool Receivables received (or deemed received) by Seller or Servicer on such day, times:
                                             -----

    (b) (i) if such day is not a Run Off Day, such Undivided Interest on such day, expressed as a decimal, and

       (ii) if such day is a Run Off Day, such Undivided Interest on the day immediately preceding the first Run Off Day to have occurred during the then current Run Off Period;

provided that after such time as an Undivided Interest shall equal zero the
--------
Purchaser's Share of Collections therefor shall also equal zero.


                                   ARTICLE III

                                  SETTLEMENTS

     SECTION 3.01. Non-Run Off Settlement Procedures for Collections. (a) Daily
                   -------------------------------------------------      -----
Procedure.  On each day (other than a Run Off Day) in any Yield Period for any
---------
Undivided Interest, Servicer shall deem an amount equal to Purchaser's Share (as determined in Section 2.05) of Collections of Pool Receivables received or
              ------------
deemed received on such day to be received in respect of such Undivided Interest; and

    (i) out of Purchaser's Share of such Collections, set aside from any other funds and hold in trust for the benefit of Purchaser an amount equal to the related Earned Discount and related Servicer's Fee accrued through such day and not previously so held for the benefit of Purchaser,

            (ii) apply an amount equal to the remainder of Purchaser's Share of such Collections (the "Remaining Collections") to reduce the Purchaser's
                            ---------------------
     Investment of such Undivided Interest (it being understood that such amount need not be physically paid to Purchaser under this clause (ii)),
                                                         -----------

           (iii) Subject to Section 3.03, after such reduction, (A) apply such
                            ------------
     Remaining Collections to the Reinvestment, for the benefit of Purchaser, of additional undivided interests in Pool Receivables by recomputation of such Undivided Interest pursuant to Section 2.01 as of the end of such day,
                                    ------------
     thereby increasing the related Purchaser's Investment, and (B) pay to Seller such Remaining Collections.

The recomputed Undivided Interest shall constitute the percentage ownership interest in Pool Receivables on such day held by Purchaser with regard to such Undivided Interest.

    (b) Settlement Date Procedure.  On the Settlement Date for each Undivided
        -------------------------
Interest, for each day in the related Yield Period of such Settlement Period that is not a Run Off Day for such Undivided Interest, Servicer shall deposit to the Agent's account, as described in Section 3.06, the amounts set aside as
                                     ------------
described in Section 3.01(a)(i) and the amounts, if any, set aside pursuant to
             ------------------
Section 3.03(b) or (c) for payment to the Agent on such Settlement Date;
---------------    ---
provided, however, that if the Agent gives its consent (which consent may be
--------  -------
revoked at any time), Servicer may retain amounts which would otherwise be deposited in respect of Servicer's Fee, in which case no distribution shall be made in respect of Servicer's Fee under clause (c) below.
                                        ----------

    (c) Order of Application.  Upon receipt by the Agent of funds distributed
        --------------------
pursuant to subsection (b), the Agent shall distribute them (i) to Purchaser in
            --------------
payment of the accrued and unpaid Earned Discount for such Undivided Interest,
(ii) to Servicer in payment of the accrued and unpaid Servicer's Fee payable with respect to such Undivided Interest and (iii) in the case of any amounts set aside pursuant to Section 3.03(b) or (c), to Purchaser in reduction of the
                  ---------------    ---
related Purchaser's Investment. If there shall be insufficient funds on deposit for the Agent to distribute funds in payment in full of the amounts referred to in clauses (i) and (ii), the Agent shall distribute funds, first, in payment of
   -----------     ----                                    -----
such Earned Discount, and second, in payment of such Servicer's Fee.
                          ------

     SECTION 3.02. Run Off Settlement Procedures for Collections.  (a) Daily
                   ---------------------------------------------       -----
Procedure.  On each Run Off Day occurring in any Yield Period for an Undivided
---------
Interest, Servicer shall set aside from all other funds and hold in trust for

Purchaser Purchaser's Share of the Collections of Pool Receivables in respect of such Undivided Interest for such Run Off Day by depositing such Collections within one Business Day of Servicer's receipt thereof into a bank account acceptable to the Agent in which no other funds shall be deposited.

    (b) Settlement Date Procedure.  On each Settlement Date for each Undivided
        -------------------------
Interest, if one or more Run Off Days for such Undivided Interest occurred during the related Yield Period for the Settlement Period ending on such Settlement Date for such Undivided Interest, Servicer shall deposit to the Agent's account, as described in Section 3.06, the amounts set aside pursuant to
Section 3.02(a) during such Settlement Period, but not to exceed the sum of (i)
---------------
the accrued and unpaid related Earned Discount, (ii) the Purchaser's Investment of such Undivided Interest, (iii) the aggregate of other amounts owed hereunder by Seller to Purchaser or the Agent in respect of such Undivided Interest, and
(iv) the accrued Servicer's Fee payable with respect to such Undivided Interest. If no Termination Event or Unmatured Termination Event shall have occurred and be continuing, any amounts set aside pursuant to the first sentence of this
Section 3.02 and not required to be deposited to the Agent's account pursuant to
------------
the next preceding sentence shall be paid to Seller by Servicer.

    (c) Order of Application.  Upon receipt of funds deposited to the Agent's
        --------------------
account pursuant to Section 3.02(b) or 3.04(c), the Agent shall distribute them
                    ---------------    -------
(i) to Purchaser or the Agent (as the case may be) (A) in payment of the accrued and unpaid Earned Discount for such Undivided Interest, (B) in reduction of the Purchaser's Investment of such Undivided Interest and (C) in payment of any other amounts owed by Seller hereunder to Purchaser or the Agent, in each case until reduced to zero, and (ii) to Servicer in payment of the accrued Servicer's Fee payable with respect to such Undivided Interest, also until reduced to zero. If there shall be insufficient funds on deposit for the Agent to distribute funds in payment in full of the aforementioned amounts, the Agent shall distribute funds on deposit, first, in payment of the Earned Discount for such
                             -----
Undivided Interest, second, in payment of the Servicer's Fee payable with
                    ------
respect to such Undivided Interest, if any, (if Servicer is not Seller or an Affiliate of Seller), third, in reduction of Purchaser's Investment of such
                      -----
Undivided Interest, fourth, in payment of other amounts payable to Purchaser or
                    ------
the Agent hereunder, and fifth, in payment of the Servicer's Fee payable with
                         -----
respect to such Undivided Interest (if Seller is Servicer or an Affiliate of Seller).

     SECTION 3.03. Special Settlement Procedures; Reduction of Purchaser's
                   -------------------------------------------------------
Investment, Etc. (a) Deemed Collections.  If on any day
----------------     ------------------

    (i) the Unpaid Balance of any Pool Receivable is

        (A) reduced as a result of any defective, rejected or returned merchandise or services, any cash discount, or any allowances or any adjustment by Seller or any Affiliate of Seller,

        (B) reduced or cancelled as a result of a setoff in respect of any claim by the Obligor thereof against Seller or any Affiliate of Seller (whether such claim arises out of the same or a related or an unrelated transaction), or

        (C) reduced on account of the obligation of Seller to pay to the related Obligor any rebate or refund; or

    (ii) any of the representations or warranties of Seller set forth in Section
                                                                         -------
6.01(l) is no longer true with respect to a Pool Receivable; or
-------

   (iii) any of the representations or warranties of Seller set forth in Section
                                                                         -------
6.01(p) is not true; or
-------

   (iv) any holder of a lien or security interest conveyed or perfected pursuant to Section 9.319 of the UCC of the State of Texas, Section 84-9-319 of the UCC of the State of Kansas, Section 34.1--9.319 of the UCC of the State of Wyoming, the Oil and Gas Products Lien Act, New Mexico Statutes Annotated (S)(S) 48-9-1 - 48-9-8 (1978) or the Oil and Gas Owners' Lien Act, Title 52 Oklahoma Statutes Annotated (S)(S) 548 - 548.6 (or a comparable provision of the law of any other jurisdiction) shall take any step to enforce such lien or security interest with respect to any Pool Receivable, or portion thereof, including, without limitation, any action or attempt to perfect by filing or sending notices of lien as provided in the Oil and Gas Products Lien Act, New Mexico Statutes Annotated (S) 48-9-5 (1978), the Oil and Gas Owners' Lien Act, 52 Oklahoma Statutes Annotated (S)(S) 548.2C and 548.4 or in a comparable provision of any law or any similar statute of any other jurisdiction; or

    (v) any Pool Receivable shall become an Ineligible Receivable at any time on or prior to the Commitment Termination Date for any reason other than those set forth in the foregoing clauses (i) through (iv);
                       -----------         ----

then, on such day, Seller shall be deemed to have received a Collection of such
----
Pool Receivable

          (I)   in the case of clause (i) above, in the amount of such reduction
                               ----------
or cancellation;

         (II)   in the case of each of clause (ii), (iii) and (v) above, in the
                                       -----------  -----     ---
amount of the Unpaid Balance of such Pool Receivable;

        (III) in the case of clause (iv) above, in the amount of the Unpaid
                             -----------
Balance of such Pool Receivable, or if less the amount of the relevant lien or security interest with respect to such Pool Receivable;

provided, however, that if a Collection is deemed to be received on any date as
--------  -------
a result of a reduction or adjustment made on any day to a Pool Receivable (such Pool Receivable being the "Original Receivable") resulting from a correction in
                           -------------------
the volumes delivered to an Obligor which will result in an upward adjustment in the Pool Receivables owing by another Obligor and which are not disputed and the sole reason for delay in making such upward adjustment is the inability to obtain information as to volumes received, transported and delivered by third party pipeline transporters, then the portion of such deemed Collection which is expected to result in an upward adjustment of such other Pool Receivable shall not be considered a deemed Collection until the earlier of (i) the date when such upward adjustment is made; (ii) the 60th day after the day when the Original Receivable was first reduced or adjusted; and (iii) the Commitment Termination Date; provided, further, that the amount of deemed Collections at
                  --------  -------
any time suspended pursuant to the immediately preceding proviso shall never exceed $3,000,000.

Such deemed Collections shall be in addition to the Collections actually received on such day.

      (b) Unreinvested Collections.  Collections that may not be reinvested by
          ------------------------
means of Reinvestments in an Undivided Interest on account of the application of the Required Allocations Limit or the Purchase Limit pursuant to Section 1.02
                                                                 ------------
shall be so reinvested as soon as it is possible to do so without violating such Required Allocations Limit or Purchase Limit, as the case may be. To the extent and so long as such Collections may not be so reinvested, Servicer shall hold such Collections in trust for the benefit of Purchaser in a separate deposit account containing only such Collections and no other funds, for payment to the Agent on the next following Settlement Date for the Yield Period in which such Collections are accumulated, and the Purchaser's Investment of such Undivided Interest shall be deemed reduced in the amount to be paid to the Agent only when in fact finally so paid. During any Run Off Period, upon three (3) days' written notice given by the Agent to Seller or at Seller's request, Servicer shall pay in immediately available funds such

Collections not so reinvested to the Agent within one Business Day of receipt thereof by Servicer.

    (c)   Seller's Reduction of Purchaser's Investment.  If at any time Seller
          --------------------------------------------
shall wish to cause the reduction of the Purchaser's Investment of a related Undivided Interest (but not to commence the liquidation, or reduction to zero, of all Undivided Interests), Seller may do so as follows:

          (i) Seller shall give the Agent at least two (2) days' prior written notice thereof (including the amount of such proposed reduction and the proposed date on which such reduction will commence),

         (ii) on the proposed date of commencement of such reduction and on each day thereafter, Servicer shall refrain from reinvesting Remaining Collections until the amount thereof not so reinvested shall equal the desired amount of reduction, and

        (iii) Servicer shall hold such Collections for the benefit of Purchaser, for payment to the Agent on the next following Settlement Date for the Yield Period in which such Collections are accumulated, and the Purchaser's Investment of such Undivided Interest shall be deemed reduced in the amount to be paid to the Agent only when in fact finally so paid;

provided that,
--------

          (A) the amount of any such reduction shall be not less than $100,000 and shall be an integral multiple of $100,000, and the Purchaser's Investment of such Undivided Interest after giving effect to such reduction shall be not less than $5,000,000 (unless Purchaser's Investment of such Undivided Interest shall thereby be reduced to zero) and shall be in an integral multiple of $1,000,000,

          (B) if Seller shall commence any voluntary reduction in a Yield Period containing all or a portion of any Run Off Period, Collections not so reinvested shall be treated as if collected on the next following Run Off Day,

          (C) Seller shall use reasonable efforts to attempt to choose a reduction amount, and the date of commencement thereof, so that such reduction shall commence and conclude in the same Yield Period,

          (D) if two or more Undivided Interests shall be outstanding at the time of any proposed reduction, such proposed reduction shall be applied, unless the Agent shall consent otherwise, to the Undivided Interest having a Purchaser Rate calculated by reference to the Alternate Reference Rate, and if no such Undivided Interest shall then be outstanding, then to the Undivided Interest with the shortest remaining Yield Period, and

        (E) Seller may pay such Collections to the Agent prior to the next following Settlement Date for the Yield Period in which such Collections are accumulated if such reduction is being applied to an Undivided Interest having a Purchaser Rate calculated by reference to the Alternate Reference Rate.

     (d) Allocations of Obligor's Payments.  Except as provided in Section
         ---------------------------------                         -------
3.03(a) or as otherwise required by law or the underlying Contract or the Credit
-------
and Collection Policy, all Collections received from an Obligor of any Receivable shall be applied to Receivables then outstanding of such Obligor in the order of the age of such Receivables, starting with the oldest such Receivable; provided, however, that, if payment is designated by such Obligor
            --------  -------
for application to specific Receivables, it shall be applied to such specified Receivables.

     SECTION 3.04. Additional Limited Recourse. (a) Recourse Account.  Servicer
                   ---------------------------      ----------------
shall establish on its books a special recordkeeping account (the "Recourse
                                                                   --------
Account") and shall calculate the balance in such account as of the close of
-------
business on each Month-End Date and each Run Off Day in the manner set forth in

Section 3.04(b).
---------------

    (b) Recourse Account Balance.  The balance of the Recourse Account as of the
        ------------------------
close of business on the date of the initial Purchase and on any Month-End Date and any Run Off Day shall be equal to the positive difference, if any, of (x) the sum of the Discount Factor for each Undivided Interest plus the Default
                                                           ----
Reserve for each Undivided Interest plus, the Servicer's Fee Reserve for each
                                    ----
Undivided Interest minus (y) 10% multiplied by the Purchaser Investment (such
                   -----
positive difference, if any, being the "Recourse Unpaid Balance").
                                        -----------------------

    (c) Recourse Collections.  Seller shall be deemed to have received
        --------------------
Collections, if any, and shall be required to make a payment, on each Run Off Day in an amount equal to the amount of the Recourse Unpaid Balance to be held or distributed by Servicer in accordance with Section 3.08. Such deemed
                                              ------------
Collections shall be in addition to the Collections actually received on such day and in addition to the other Collections deemed received on such day pursuant to Section 3.03 and the amount of such Recourse Unpaid Balance be full
            ------------
recourse obligations of the Seller, and shall be applied in the order of application described in Section 3.02(c).
                         ---------------

     SECTION 3.05. Reporting. (a) On or prior to the twenty-fifth day of each
                   ---------
month (or if such day is not a Business Day, on the next following Business
Day), Servicer shall prepare and forward to the Agent

         (i) a Periodic Report relating to all Undivided Interests owned by Purchaser, as of the close of business of Servicer on the next preceding Month End Date, and

        (ii) a summary of agings of all Receivables; and

       (iii) an Excepted Receivables Schedule dated as of the date of the Periodic Report.

     (b) On or prior to the Settlement Date of any Settlement Period containing a Run Off Day, Servicer shall prepare and forward to the Agent a Periodic Report as of the close of business of Servicer on the next preceding Month End Date.

     (c) On or prior to each Settlement Date, Seller will advise the Agent and, if Seller is not Servicer, Servicer of each Run Off Day occurring during the Settlement Period ending on such Settlement Date.

     SECTION 3.06. Payments and Computations, Etc.  (a) All amounts to be paid
                   ------------------------------
or deposited by Seller hereunder shall be paid or deposited in accordance with the terms hereof no later than 11:00 a.m. (Chicago time) on the day when due in lawful money of the United States of America in same day funds to the Agent at Bank of America's office at 231 South LaSalle Street, Chicago, Illinois.

     (b) Seller or Servicer, as applicable, shall, to the extent permitted by law, pay to the Agent interest on all amounts not paid or deposited when due hereunder at 2% per annum above the Alternate Reference Rate, payable on demand,
                --- -----
provided, however, that such interest rate shall not at any time exceed the
--------  -------
maximum rate permitted by applicable law. Such interest shall be retained by the Agent except to the extent that such failure to make a timely payment or deposit has continued beyond the date for distribution by the Agent of such overdue amount to Purchaser or any other Person having an interest in such overdue amount, in which case such interest accruing after such date shall be for the account of, and distributed by the Agent, to such Persons ratably in accordance with their respective interests in such overdue amount.

     (c) All computations of interest, Earned Discount, Negative Spread Fee and any other fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) elapsed.

     SECTION 3.07. Dividing or Combining Undivided Interests.
                   -----------------------------------------

    (a) Division of Undivided Interests.  The Agent may at any time, as of the
        -------------------------------
last day of any Yield Period for any then existing Undivided Interest, divide such existing Undivided Interest on such last day into two or more new Undivided Interests, each such new Undivided Interest having a Purchaser's Investment as designated in such notice and all such new Undivided Interests collectively having aggregate Purchaser's Investments equal to the Purchaser's Investment of such existing Undivided Interest.

    (b) Combination of Undivided Interests.  The Agent may at any time, as of
        ----------------------------------
the last day of any Yield Period for two or more existing Undivided Interests, on or before the date of any proposed Purchase of an Undivided Interest pursuant to Sections 1.01 and 1.04 by Purchaser, on such last day or such date of
   -------------     ----
Purchase, as the case may be, combine into one new Undivided Interest such existing and/or proposed Undivided Interests or any combination thereof, such new Undivided Interest having a Purchaser's Investment equal to the aggregate Purchaser's Investments of such Undivided Interests so combined.

    (c) Effect of Division or Combination.  On and after any division or
        ---------------------------------
combination of Undivided Interests as described above, each of the new Undivided Interests resulting from such division, or the new Undivided Interest resulting from such combination, as the case may be, shall be a separate Undivided Interest having a Purchaser's Investment as set forth above, and shall take the place of such existing Undivided Interest or Undivided Interests or proposed Undivided Interest, as the case may be, in each case under and for all purposes of this Agreement.

     SECTION 3.08. Treatment of Collections and Deemed Collections.  Seller
                   -----------------------------------------------
shall deliver within one Business Day to Servicer all Collections deemed received by Seller pursuant to Sections 3.03(a) and 3.04, and Servicer shall
                               ----------------     ----
hold or distribute such Collections as Earned Discount, accrued Servicer's Fee, repayment of Purchaser's Investment, and in payment of other amounts due hereunder to the same extent as if such Collections had actually been received on the date of such delivery to Servicer. If Collections are then being paid to the Agent, or lock boxes or accounts directly or indirectly owned or controlled by the Agent, Servicer shall forthwith cause such deemed Collections to be paid to the Agent to such account as the Agent shall designate from time to time in writing. So long as Seller shall hold any Collections or deemed Collections required to be paid to Servicer or the Agent, it shall hold such Collections in trust and separate and apart from its own funds and shall clearly mark its records to reflect such trust. The Purchaser and the

Agent shall have full recourse to the Seller for the amounts due with respect of Collections deemed received by Seller pursuant to this Agreement.


                                   ARTICLE IV

                           FEES AND YIELD PROTECTION

     SECTION 4.01. Fees. (a) Arrangement Fee.  Seller shall pay to the Agent
                   ----      ---------------
for its own account an arrangement fee ("Arrangement Fee") payable on such dates
                                         ---------------
and in such amounts as set forth in the letter agreement dated April 12, 1995 from the Agent to Seller.

    (b) Program Fee.  From the Effective Date until the date, following the
        -----------
Commitment Termination Date, on which Aggregate Purchaser's Investments shall be reduced to zero, Seller shall pay to Purchaser a program fee ("Program Fee")
                                                               -----------
payable on such dates and in such amounts as set forth in the letter agreement dated April 12, 1995 from the Agent to the Seller.

     SECTION 4.02. Yield Protection. (a) If (i) Regulation D or (ii) any
                   ----------------
Regulatory Change

         (A) shall subject an Affected Party to any tax, duty or other charge with respect to any Undivided Interest owned by or funded by it, or any obligations or right to make Purchases or Reinvestments or to provide funding therefor, or shall change the basis of taxation of payments to the Affected Party of any Purchaser's Investments or Earned Discount owned by, owed to or funded by it or any other amounts due under this Agreement in respect of any Undivided Interest owned by or funded by it or its obligations or rights, if any, to make Purchases or Reinvestments or to provide funding therefor (except for changes in the rate of tax on the overall net income of such Affected Party imposed by the United States of America, by the jurisdiction in which such Affected Party's principal executive office is located and, if such Affected Party's principal executive office is not in the United States of America, by the jurisdiction where such Affected Party's principal office in the United States is located); or

         (B) shall impose, modify or deem applicable any reserve (including, without limitation, any reserve imposed by the Federal Reserve Board, but excluding any reserve included in the determination of Earned Discount), special deposit or similar requirement against assets of any Affected Party, deposits or obligations with or for the account of any Affected Party or with or for the account of any affiliate (or entity deemed by the Federal Reserve Board to be an affiliate) of any Affected Party, or credit extended by any Affected Party; or

          (C) shall change the amount of capital maintained or required or requested or directed to be maintained by any Affected Party; or

          (D) shall impose any other condition affecting any Undivided Interest owned or funded by any Affected Party, or its obligations or rights, if any, to make Purchases or Reinvestments or to provide funding therefor;

and the result of any of the foregoing is or would be

          (x) to increase the cost to (or in the case of Regulation D referred to above, to impose a cost on) (I) an Affected Party funding or making or maintaining any Purchases or Reinvestments, any purchases, reinvestments, or loans or other extensions of credit under any Program Support Agreement or any Funding or any commitment of such Affected Party with respect to any of the foregoing, or (II) the Agent for continuing its, or Seller's, relationship with Purchaser,

          (y) to reduce the amount of any sum received or receivable by an Affected Party under this Agreement or the Certificate of Assignments, or under any Program Support Agreement with respect thereto, or

          (z) in the sole determination of such Affected Party, to reduce the rate of return on the capital of an Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which such Affected Party could otherwise have achieved, then within thirty days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis of such demand), Seller shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost or such reduction.

    (b) Each Affected Party will promptly notify Seller and the Agent of any event of which it has knowledge which will entitle such Affected Party to compensation pursuant to this Section 4.02; provided, however, no failure to
                              ------------  --------  -------
give or delay in giving such notification shall adversely affect the rights of any Affected Party to such compensation.

    (c) In determining any amount provided for or referred to in  this Section
                                                                       -------
4.02, an Affected Party may use any reasonable averaging and attribution methods
----
that it (in its sole discretion) shall deem applicable. Any Affected Party when making a claim under this Section 4.02 shall submit to Seller a statement as to
                          ------------
such increased cost or reduced return (including calculation thereof in reasonable detail), which statement shall, in the absence of manifest error, be conclusive and binding upon Seller.


                                   ARTICLE V

                            CONDITIONS OF PURCHASES

     SECTION 5.01. Conditions Precedent to Initial Purchase.  The initial
                   ----------------------------------------
Purchase hereunder is subject to the condition precedent that the Agent shall have received, on or before the date of such Purchase, the following, each (unless otherwise indicated) dated such date and in form and substance satisfactory to the Agent:

          (a) A Certificate of Assignments;

          (b) A copy of the resolutions of the Board of Directors of Seller approving this Agreement, the Certificate of Assignments and the other Agreement Documents to be delivered by it hereunder and the transactions contemplated hereby, certified by its Secretary or Assistant Secretary;

          (c) Good standing certificates for Seller issued by the Secretaries of State of Delaware, Colorado, Utah, New Mexico, Kansas, Oklahoma, Texas, Wyoming, Louisiana, North Dakota, Montana, Mississippi and Massachusetts;

          (d) A certificate of the Secretary or Assistant Secretary of Seller certifying the names and true signatures of the officers authorized on its behalf to sign this Agreement, the Certificate of Assignments and the other Agreement Documents to be delivered by it hereunder (on which certificate the Agent and Purchaser may conclusively rely until such time as the Agent shall receive from Seller a revised certificate meeting the requirements of this subsection (d));
          --------------

          (e) The Articles of Incorporation of Seller, duly certified by the Secretary of State of Delaware, as of a recent date acceptable to Agent, together with a copy of the By-laws of Seller, duly certified by the Secretary or an Assistant Secretary of Seller;

             (f) Acknowledgment copies of proper Financing Statements (Form UCC-
     1), filed on or prior to the date of the initial Purchase, naming Seller as the debtor and seller of Receivables or an undivided interest therein and Purchaser as the secured party and purchaser, and acknowledgment copies of proper Financing Statements (Form UCC-1), filed on or prior to the date of the initial Purchase, naming each Originator as the debtor and seller of Receivables and Seller as the secured party and purchaser, and the Purchaser as the assignee of the secured party and purchaser, or other, similar instruments or documents, as may be necessary or, in the opinion of the Agent, desirable under the UCC or any comparable law of all appropriate jurisdictions to perfect Seller's interest in all Receivables assigned or purchased from the Originators and Purchaser's interests in all Undivided Interests assigned to it or otherwise created or arising hereunder;

             (g) A search report provided in writing to the Agent by Prentice-Hall Legal and Financial Services, Inc., listing all effective financing statements that name Seller or any Originator as debtor and that are filed in the jurisdictions in which filings were made pursuant to subsection (f)
                                                                 --------------
     above and in such other jurisdictions that Agent shall reasonably request, together with copies of such financing statements (none of which shall cover any Receivables or Contracts or interests therein or Collections or proceeds of any thereof);

             (h) Duly executed copies of Lock-Box Agreements with each of the Lock-Box Banks;

             (i) A favorable opinion of the General Counsel for Seller and Originators, in form and substance satisfactory to the Agent, and a favorable opinion of Skadden, Arps, Slate, Meagher & Flom, counsel to the Seller and Originators in form and substance satisfactory to the Agent;

             (j) A favorable opinion of Mayer, Brown & Platt, counsel for the Agent, in form and substance satisfactory to the Agent;

             (k) An Excepted Receivables Schedule as of the date of the initial Purchase hereunder.

             (l) Such powers of attorney as the Agent shall reasonably request to enable the Agent to collect all amounts due under any and all Pool Receivables;

             (m) A Periodic Report as of a Month End Date acceptable to the
     Agent;

              (n) All Indebtedness owing to the Bank of America in excess of a principal amount of $15,000,000 under that certain Note dated September 2, 1994 made by the Seller shall have been paid in full and any obligations of Bank of America thereunder or in connection therewith with respect to such amounts required to be paid hereunder shall have been terminated;

              (o) A duly executed Assignment Agreement and certificates evidencing the assignment of Receivables by each of Western Gas Resources Storage, Inc., a Texas corporation ("WGRS") and Western Gas Resources-Texas, Inc., a Texas corporation ("WGRT"), as Originators to the Seller together with duly executed copies of the documents listed in clauses (i) through (viii) inclusive of the definition of the term "Originator" with
                                                             ----------
     respect to each of WGRS and WGRT;

              (p) A duly executed letter agreement from Seller to Purchaser and Agent regarding the Affected Receivables;

              (q) Duly executed Financing Statement Amendments (Form UCC-3), in form and substance satisfactory to the Agent, amending the financing statements referred to in Section 5.01(f); and
                               ---------------

              (r) The Agent shall have received all fees, costs and expenses due and payable pursuant to Section 4.01 and, if then invoiced, under Section
                             ------------                              -------
     14.05.
     -----

     SECTION 5.02. Conditions Precedent to All Purchases and Reinvestments.
                   -------------------------------------------------------
Each Purchase (including the initial Purchase) and each Reinvestment hereunder shall be subject to the further conditions precedent ("Conditions Precedent")
                                                       --------------------
that on the date of such Purchase or Reinvestment the following statements shall be true (and Seller by accepting the amount of such Purchase or by receiving the proceeds of such Reinvestment shall be deemed to have certified that):

              (a) The representations and warranties contained in Section 6.01
                                                                  ------------
     are correct on and as of such day as though made on and as of such day and shall be deemed to have been made on such day,

              (b) No event has occurred and is continuing, or would result from such Purchase or Reinvestment, that constitutes a Termination Event or Unmatured Termination Event,

              (c) After giving effect to each proposed Purchase or Reinvestment, Aggregate Purchaser's Investments will not exceed the Purchase Limit and Aggregate Required Allocations will not exceed the Required Allocations Limit, and

              (d) The Commitment Termination Date shall not have occurred;

provided, however, the absence of the occurrence and continuance of an Unmatured
--------  -------
Termination Event shall not be a Condition Precedent to

                     (i) any Reinvestment being made with the proceeds of
               Collections that were, on the same day, applied in reduction of the Aggregate Purchaser's Investments, or

                    (ii) any other Reinvestment or any Purchase on any day which does not cause the Aggregate Purchaser's Investments, after giving effect to such Reinvestment or Purchase (and to any Reinvestment referred to in clause (i) next above) to
                                           ----------
               exceed the Aggregate Purchaser's Investments as of the opening of business on such day.

     SECTION 5.03. Additional Condition Precedent to Purchases.  Each Purchase
                   -------------------------------------------
(including the initial Purchase) shall be subject to the further condition precedent that the Purchase Termination Date shall not have occurred.


                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

     SECTION 6.01. Representations and Warranties of Seller.  Seller represents
                   ----------------------------------------
and warrants as follows:

         (a) Organization and Good Standing. Seller has been duly organized and
             ------------------------------
     is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, all necessary power, authority, and legal right to acquire and own the Receivables.

         (b) Due Qualification.  Seller is duly qualified to do business as a
             -----------------
     foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business makes such qualification, licenses or approvals necessary or desirable, except for qualification in such jurisdictions in which the failure to qualify or maintain such qualification would not have a material adverse effect upon the Seller's condition

     (financial or otherwise), assets, business, operations or properties or upon Seller's ability to perform its obligations hereunder or under any other Agreement Document.

         (c) Power and Authority; Due Authorization. Seller (i) has all
             --------------------------------------
     necessary power, authority and legal right to (A) execute and deliver this Agreement, the Certificate of Assignments and the other Agreement Documents, (B) carry out the terms of the Agreement Documents, and (C) sell and assign Undivided Interest on the terms and conditions herein provided and (ii) has duly authorized by all necessary corporate action the execution, delivery and performance of this Agreement and the other Agreement Documents and the sale and assignment of Purchaser's Interest on the terms and conditions herein provided.

         (d) Valid Sale; Binding Obligations. This Agreement constitutes a valid
             -------------------------------
     sale, transfer, and assignment of the Undivided Interests to Purchaser, enforceable against creditors of, and purchasers from, Seller and each Originator; and this Agreement constitutes, and each other Agreement Document to be signed by Seller when duly executed and delivered will constitute, a legal, valid and binding obligation of Seller enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (e) No Violation. The consummation of the transactions contemplated by
              ------------
     this Agreement and the other Agreement Documents and the fulfillment of the terms hereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or by-laws of Seller, or any indenture, loan agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument to which Seller is a party or by which it or any of its properties is bound, (ii) result in the creation or imposition of any Adverse Claim upon any of Seller's properties pursuant to the terms of any such indenture, loan agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument, other than this Agreement and the Certificate of Assignments, or (iii) violate any law or any order, rule, or regulation applicable to Seller of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over Seller or any of its properties.

             (f) No Proceedings. There are no proceedings pending or to the best
                 --------------
        of Seller's knowledge threatened and to the best of Seller's knowledge there are no investigations pending, or threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement, the Certificate of Assignments or any other Agreement Document, (ii) seeking to prevent the sale and assignment of any Undivided Interest, the issuance of the Certificate of Assignments or the consummation of any of the other transactions contemplated by this Agreement or any other Agreement Document, (iii) seeking any determination or ruling that might materially and adversely affect (A) the performance by Seller or Servicer of its obligations under this Agreement, (B) the validity or enforceability of this Agreement, the Certificate of Assignments, any other Agreement Document, the Receivables or the Contracts, or (C) except as disclosed in the Seller's Form 8K, Form 10K or Form 10Q most recently provided to the Agent, the financial condition, operations, assets, business, properties or prospects of Seller or (iv) seeking to adversely affect the federal income tax attributes of the Purchases hereunder or the Certificate of Assignments with respect to Seller or any Originator or otherwise to Seller's knowledge (but Seller makes no representation with respect to such attributes).

             (g) Bulk Sales Act.  No transaction contemplated hereby requires
                 --------------
        compliance with any bulk sales act or similar law.

             (h) Government Approvals. No authorization or approval or other
                 --------------------
        action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Seller of this Agreement, the Certificate of Assignments or any other Agreement Document, except for the filing of the UCC
                                         ------
        Financing Statements referred to in Article V, all of which, at the time
                                            ---------
        required in Article V, shall have been duly made and shall be in full
                    ---------
        force and effect.

             (i) Financial Condition. (x) The Consolidated balance sheets of
                 -------------------
        Seller and its Consolidated subsidiaries as at December 31, 1994, and the related statements of income and shareholders' equity of Seller and its Consolidated subsidiaries for the fiscal year then ended, certified by Price Waterhouse, independent certified public accountants, copies of which have been furnished to the Agent, fairly present the Consolidated financial condition, business, business prospects and operations of Seller and its Consolidated subsidiaries as at such date and the Consolidated results of the operations of Seller and its Consolidated subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied, and (y) since December 31, 1994 there has been no material adverse change in any such condition, business, business prospects or operations except as described in the Seller's Form 8K, Form 10K or Form 10Q most recently provided to the Agent.

             (j) Litigation. No injunction, decree or other decision has been
                 ----------
        issued or made by any court, governmental agency or instrumentality thereof of a type that would be required to be disclosed to its shareholders pursuant to any applicable law including securities laws, and to the best of Seller's knowledge no threat by any Person has been made to attempt to obtain any such decision, Seller or any Originator from conducting a significant part of its business operations, except as described in the Seller's Form 8K, Form 10K or Form 10Q most recently provided to the Agent.

             (k) Use of Funds; Margin Regulations. Seller will not use any funds
                 --------------------------------
        obtained under this Agreement to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended. The use of all funds obtained by Seller under this Agreement will not conflict with or contravene any of Regulations G, T, U and X promulgated by the Board of Governors of the Federal Reserve System from time to time.

             (l) Quality of Title. Each Pool Receivable, together with the
                 ----------------
        related Contract and all purchase orders and other agreements related to such Pool Receivable, is owned by Seller free and clear of any Adverse Claim (other than (x) any Adverse Claim arising solely as the result of any action taken by Purchaser (or any assignee thereof) or by the Agent and (y) in the case of UCC 9.319 Receivables, the rights described in the definition thereof as to which no action of the type described in
        Section 7.02(g) has been taken or commenced; and if such Pool Receivable
        ---------------
        shall have been purchased by Seller from an Originator, Seller shall have made all filings under applicable law in each relevant jurisdiction in order to protect and perfect Seller's ownership interest in such Pool Receivables against all creditors of, and purchasers from, such Originator; when Purchaser makes a Purchase, it shall have acquired and shall continue to have maintained a valid and perfected first priority undivided percentage ownership interest to the extent of its Undivided Interest in each Pool Receivable and in the Related Security and Collections with respect thereto, free and clear of any Adverse Claim (other than (x) any Adverse Claim arising solely as the result of any action taken by Purchaser (or any assignee thereof) or by the Agent and (y) in the case of UCC 9.319 Receivables, the rights described in the definition thereof as to which no action of the type described in Section 7.02(g) has been taken or commenced); and
                              ---------------
        no effective financing statement or other instrument similar in effect covering any Pool Receivable, any interest therein, the Related Security or Collections with respect thereto is on file in any recording office except (a) such as may be filed (i) in favor of Seller or any Originator in accordance with the Contracts, (ii) in favor of Seller in accordance with any agreement with any Originator, or in accordance with this Agreement, (iii) in favor of Purchaser or the Agent in accordance with this Agreement or in connection with any Adverse Claim arising solely as the result of any action taken by Purchaser (or any assignee thereof) or by the Agent, or (iii) in favor of Bank of America, as Collateral Trustee, or any successor in such capacity, as described in Section
                                                                    -------
        12.01 and (b) with respect to UCC 9.319 Receivables, a deed, mineral
        -----
        deed, reservation in either, oil or gas lease, assignment or any other such writing effective as a filed financing statement pursuant to
        Section 9.319 of the UCC of the State of Texas, Section 34.1-9-319 of the UCC of the State of Wyoming or Section 84-9-319 of the UCC of the State of Kansas or any comparable law or similar statute of any other jurisdiction. None of the Pool Receivables constitute accounts resulting from the sale of minerals or the like (including oil and gas) at the wellhead except for such of those Receivables as to which all action required by Section 8.05 has been taken and completed (including without
                    ------------
        limitation, the filing of financing statements, in a form which complies with the requirements for perfection under applicable law in the office of each county or parish clerk where a mortgage on the real estate would be filed or recorded).

             (m) Accurate Reports. No Periodic Report (if prepared by Seller, or
                 ----------------
        to the extent that information contained therein was supplied by Seller), information, exhibit, financial statement, document, book, record or report furnished or to be furnished by Seller to the Agent or Purchaser in connection with this Agreement was or is inaccurate in any material respect as of the date it was or is dated or (except as otherwise disclosed to the Agent or Purchaser, as the case may be, at such time) as of the date so furnished, or contained or contains any material misstatement of fact or omitted or omits to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

             (n) Offices. The chief place of business and chief executive office
                 -------
        of Seller are located at the address of Seller referred to in Section
                                                                      -------
        14.02, and the offices where Seller keeps all its books, records and
        -----
        documents evidencing Receivables, Pool Receivables, the related Contracts and all purchase orders and other agreements related to such Receivables, Pool Receivables are located at the addresses specified in
        Schedule 6.01(n) (or at such other locations, notified to the Agent in
        ----------------
        accordance with Section 7.01(f), in jurisdictions where all action
                        --------------
        required by Section 8.05 has been taken and completed).
                    ------------

             (o) Lock-Box Accounts. The names and addresses of all the Lock-Box
                 -----------------
        Banks, together with the account numbers of the lock-box accounts of Seller at such Lock-Box Banks, are specified in Schedule 6.01(o) (or
                                                        ----------------
        have been notified to the Agent in accordance with Section 7.03(d)).
                                                           ----------------

             (p) Eligible Receivables. Each Receivable included in the Pool
                 --------------------
        Balance shall be an Eligible Receivable on the date of its Purchase and each Reinvestment and on each other date prior to the Commitment Termination Date.

             (q) Servicing Programs. Any and all programs used by Seller and any
                 ------------------
        Originator in the servicing of the Receivables Pool are owned by Seller and not leased or licensed, except for the programs listed on Schedule
                                                                      --------
        6.01(q), which are leased or licensed from the Persons listed on such
        -------
        Schedule pursuant to leases and licenses, copies or descriptions of which have been provided to the Purchaser and the Agent.

             (r) Termination Event, etc. No event has occurred and is continuing
                 -----------------------
        which constitutes a Termination Event or an Unmatured Termination Event.

             (s) Credit and Collection Policies. Each of Seller and each
                 ------------------------------
        Originator is in compliance in all material respects with its Credit and Collection Policy in regard to each Receivable and each Pool Receivable and the related Contract.

             (t) Solvency. Each of Seller and each Originator has sufficient
                 --------
        capital to carry on all businesses and transactions in which it now engages or proposes to engage, is solvent, and will, in the reasonable, good faith determination of management of Seller or such Originator, as applicable, continue to be solvent after giving effect to the transactions contemplated by this Agreement and is able to pay its debts as they mature.

             (u) Affected Receivables. The Receivables listed in that certain
                 --------------------
        letter agreement dated the date hereof from Seller to Purchaser and Agent were affected by a computer system malfunction which occurred at a certain pipeline company (as more fully described in such letter agreement) before the date hereof. To the best of Seller's knowledge, there have been no other similar events or computer system malfunctions which may affect other Receivables.

             (v) Assignment Agreement. Each of the representations and
                 --------------------
        warranties made by Seller or any Originator in the Assignment Agreement were true, correct and complete as of the date made or deemed made.

             (w) Purchase of Receivables from an Originator. With respect to any
                 ------------------------------------------
        Receivable sold by an Originator to Seller and included in the Receivables Pool, pay such Originator an amount at least equal to the fair market value of such Receivable which sale shall be on terms (determined in advance of such sale) not less favorable to the relevant Originator or the terms the Originator may be able to obtain from unaffiliated third parties in arms' length transactions.


                                   ARTICLE VII

                          GENERAL COVENANTS OF SELLER

     SECTION 7.01. Affirmative Covenants of Seller.  From the Effective Date
                   -------------------------------
until the date, following the Commitment Termination Date, on which all Undivided Interests shall be reduced to zero, Seller will, unless the Agent shall otherwise consent in writing:

             (a) Compliance with Laws, Etc. Comply in all material respects with
                 -------------------------
        all applicable laws, rules, regulations and orders with respect to the Pool Receivables and related Contracts.

             (b) Preservation of Corporate Existence. Preserve and maintain its
                 -----------------------------------
        corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would materially adversely affect (i) the interests of the Agent or Purchaser hereunder or (ii) the ability of Seller or Servicer to perform their respective obligations hereunder.

             (c) Access. (i) At any time and from time to time during regular
                 ------
        business hours, permit the Agent, or its agents or representatives, (A) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of Seller relating to Receivables or Pool Receivables, including, without limitation, the related Contracts and purchase orders and other agreements, and (B) to visit the offices and properties of Seller for the purpose of examining such materials described in clause (i)(A) next above, and to discuss matters relating
                     ------------
        to Receivables and Pool Receivables or Seller's performance hereunder with any of the officers or employees of Seller having knowledge of such matters; and (ii) without limiting the provisions of clause (i) next
                                                             ----------
        above, from time to time on request of Agent, permit Price Waterhouse or other certified public accountants or other auditors acceptable to the Agent to conduct, at Seller's reasonable expense, a review of Seller's books and records, provided that as long as no Termination Event or Unmatured Termination Event shall have occurred Seller shall only be liable pursuant to clause (ii) next above for the cost of two
                           -----------
        independent collateral audits per Calendar Year.

             (d) Keeping of Records and Books of Account. Maintain and implement
                 ---------------------------------------
        administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables and Pool Receivables in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Pool Receivables (including, without limitation, records adequate to permit the daily identification of each new Receivable and each new Pool Receivable and all Collections of and adjustments to each existing Receivable and each existing Pool Receivable).

             (e) Performance and Compliance with Receivables and Contracts. At
                 ---------------------------------------------------------
        its expense timely and fully perform and comply, and cause each Originator to timely and fully perform and comply, with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Pool Receivables and all purchase orders and other agreements related to such Pool Receivables including all agreements with Originators with respect to Pool Receivables, and cause each Originator to comply with the Agreement Documents.

             (f) Location of Records. Keep its chief place of business and chief
                 -------------------
        executive office, and the offices where it keeps its records concerning the Pool Receivables, all related Contracts and all purchase orders and other agreements related to such Pool Receivables (and all original documents relating thereto), at the address(es) of Seller referred to in
        Section 6.01(n) or, upon 30 days' prior written notice to the Agent, at
        ---------------
        such other locations in jurisdictions where all action required by
        Section 8.05 shall have been taken and completed.
        ------------

             (g) Credit and Collection Policies. Comply in all material respects
                 ------------------------------
        with its Credit and Collection Policy in regard to each Pool Receivable and the related Contract.

             (h) Collections. Instruct all Obligors to cause all Collections of
                 -----------
        Pool Receivables to be deposited directly with a Lock-Box Bank.

     SECTION 7.02. Reporting Requirements of Seller.  From the Effective Date
                   --------------------------------
until the date, following the Commitment Termination Date, on which all Undivided Interests shall be reduced to zero, Seller will, unless the Agent shall otherwise consent in writing, furnish to the Agent:

             (a) Quarterly Financial Statements. As soon as available and in any
                 ------------------------------
        event within 45 days after the end of each fiscal quarter of Seller, (A) Seller's Consolidated and consolidating balance sheets as of the end of such fiscal quarter and statements of operations for the period from the beginning of the then current fiscal year of Seller to the end of such fiscal quarter, all in reasonable detail in accordance with generally accepted accounting principles applied consistently throughout the periods reflected therein, subject to changes resulting from normal year-end adjustments, and (B) a certificate in the form of Exhibit
                                                                   -------
        7.02(a) signed by the chief financial officer, vice president-finance,
        -------
        controller, chief accounting officer or treasurer of Seller confirming compliance or failure to comply with the requirements of Section
                                                                 -------
        7.03(e), (f) and (j) and setting out in reasonable detail calculation
        -------  ---     ---
        showing such compliance, if applicable, stating that such financial statements are materially complete, stating that he has reviewed the Agreement Documents and carried out or caused to be carried out such further review as is necessary to enable him to express an informed opinion as to compliance with the Agreement Documents, and further stating that to the best of his knowledge there is no condition or event at the end of such fiscal quarter or at the time of such certificate which constitutes a Termination Event or an

        Unmatured Termination Event or specifying the nature and period of existence of any such condition or event;

             (b) Annual Financial Statements. As soon as available and in any
                 ---------------------------
        event within 90 days after the end of each fiscal year of Seller, complete Consolidated and consolidating financial statements of Seller together with all notes thereto, prepared in reasonable detail in accordance with generally accepted accounting principles applied consistently throughout the periods reflected therein, together with opinions, based on audits using generally accepted audit standards, by Price Waterhouse, or other independent certified public accountants of recognized standing selected by Seller, stating that such financial statements have been so prepared certifying such consolidated financial statements without a going concern or like qualification. Such Consolidated financial statements shall contain a balance sheet as of the end of such fiscal year and statements of operations, of cash flows, and of changes in stockholders' equity for such fiscal year, each setting forth in comparative form the corresponding figures for the preceding fiscal year of Seller. Additionally, at the same time Seller will provide Agent consolidating financial statements containing a balance sheet as of the end of such fiscal year and a statement of operations for such fiscal year. In addition, within 90 days after the end of each fiscal year of Seller, Seller will furnish to Agent (A) a certificate in the form of Exhibit 7.02(a) signed by the chief financial
                                   ---------------
        officer, vice president-finance, controller, chief accounting officer or treasurer of Seller confirming compliance (or failure to comply) with the requirements of Section 7.03(e), (f), and (j) and setting out in
                            ---------------  ---      ---
        reasonable detail calculations showing such compliance, if applicable and (B) a report signed by such accountants stating that they have reviewed this Agreement and further stating that, in making such review and the examination and report on the consolidated financial statements described above, they did not obtain any knowledge that there existed any condition or event related to the financial covenants set forth in Sections 7.03(e) and (j) relating to Seller at the end of such fiscal
        ----------------     ---
        year or at the time of their report which constituted a Termination Event or an Unmatured Termination Event, or, if they did obtain any such knowledge, specifying the nature and period of existence of any such condition or event;

             (c) Reports to Holders and Exchanges. In addition to the reports
                 --------------------------------
        required by subsections (a) and (b) next above, promptly upon the
                    ---------------     ---
        Agent's request, copies of any reports which Seller sends to any of its security holders, and any reports or registration statements that Seller files with the Securities and Exchange Commission or any national securities exchange other than registration statements relating to employee benefit plans and to registrations of securities for selling security holders;

             (d) ERISA. Promptly after the filing or receiving thereof, copies
                 -----
        of all reports and notices with respect to any Reportable Event defined in Article IV of ERISA which Seller files under ERISA with the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which Seller receives from the Pension Benefit Guaranty Corporation;

             (e) Termination Events. As soon as possible and in any event within
                 ------------------
        five days after the occurrence of each Termination Event and each Unmatured Termination Event, a written statement of the chief financial officer, vice president-finance, controller, chief accounting officer or treasurer of Seller setting forth details of such event and the action that Seller proposes to take with respect thereto;

             (f) Litigation. As soon as possible and in any event within three
                 ----------
        Business Days of Seller's knowledge thereof, notice of (i) any litigation, investigation or proceeding which may exist at any time which could have a material adverse effect on the business, operations, property or financial condition of Seller or impair the ability of Seller to perform its obligations under this Agreement and (ii) any material adverse development in previously disclosed litigation;

             (g) UCC 9.319 Receivables. As soon as possible and in any event
                 ---------------------
        within three Business Days after Seller knows or reasonably should have known that any holder of a lien or security interest or other Adverse Claim arising pursuant to Section 9.319 of the UCC of the State of Texas, Section 84-9-319 of the UCC of the State of Kansas, Section 34.1-9-319 of the UCC of the State of Wyoming, the Oil and Gas Products Lien Act, New Mexico Statutes Annotated (S)(S) 48-9-1 - 48-9-8 (1978), or the Oil and Gas Owners' Lien Act, Title 52 Oklahoma Statutes Annotated
        (S)(S) 548 - 548.6 (or a comparable provision of any law or any similar statute of any other jurisdiction) shall have taken any step to enforce such lien or security interest or to perfect any such lien or security interest with respect to any Receivable including, without limitation, attempts to perfect by filing or sending notices of lien as provided in the Oil and Gas Products Lien Act, New Mexico Statutes Annotated (S) 48-9-5 (1978), the Oil and Gas Owners' Lien Act, 52 Oklahoma Statutes Annotated (S)(S) 548.2 C and 548.4 or a comparable provision of the law of any other jurisdiction, the statement of the chief financial officer, vice president-finance, chief accounting officer, treasurer or controller of Seller setting forth details of such step and the action that Seller proposes to take with respect thereto;

             (h) Notices with Respect to the Revolving Loan Agreement. As soon
                 ----------------------------------------------------
        as possible and in any event on the same Business Day that the Seller provides notice to the agent under the Revolving Loan Agreement of a default under the Revolving Loan Agreement, and as soon as possible and in any event within three days after the request for a waiver under or amendment of the Revolving Loan Agreement, and after the granting of any such waiver or amendment, a written statement of a chief financial officer, vice president-finance, controller, chief accounting officer or treasurer of Seller setting forth the details of such default, waiver or amendment; and

             (i) Other. Promptly, from time to time, such other information,
                 -----
        documents, records or reports respecting the Receivables or the condition or operations, financial or otherwise, of Seller as the Agent may from time to time reasonably request in order to protect, monitor, enforce, determine or evaluate or otherwise take any action with respect to the interests of the Agent or Purchaser hereunder.

     SECTION 7.03. Negative Covenants of Seller.  From the Effective Date until
                   ----------------------------
the date, following the Commitment Termination Date, on which all Undivided Interests shall be reduced to zero, Seller will not, without the prior written consent of the Agent:

             (a) Sales, Liens, Etc. Except as otherwise provided herein, sell,
                 -----------------
        assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim (except, with respect to UCC
        9.319 Receivables, the rights described in the definition thereof so long as no step of the type described in Section 7.02(g) shall have been
                                                 ---------------
        taken or commenced) upon or with respect to, any Receivable or related Contract or Related Security, or any interest therein, or any lock-box account to which any Collections of any Receivable or Pool Receivable are sent, or any right to receive income from or in respect of any of the foregoing.

             (b) Extension or Amendment of Receivables. Except as otherwise
                 -------------------------------------
        permitted in Section 8.02, extend, amend or otherwise modify, and not
                     ------------
        permit any Originator to extend, amend or otherwise modify, the terms of any Pool Receivable, or amend, modify or waive any term or condition of any Contract related thereto; provided, however, that Seller or an Originator, as the case
                 --------  -------
        may be, may amend, modify or waive the terms of the Contracts with respect to rights and obligations of the parties thereto that do not or would not affect the Pool Receivables then outstanding or any of Seller's rights with respect to such Pool Receivables as long as such amendment, modification or waiver would not impair the legality, validity or enforceability of such Contract, or of any Pool Receivable theretofore or thereafter arising thereunder and would not impair the collectibility of such Pool Receivable or otherwise adversely affect the ownership or rights of Purchaser, Agent or any Program Support Provider hereunder or in the Pool Receivables or the Related Security or in any Agreement Document.

             (c) Change in Business or Credit and Collection Policy. Make any
                 --------------------------------------------------
        change in the character of its business or in the Credit and Collection Policy, which change would, in either case, materially impair the collectibility of any Pool Receivable.

             (d) Change in Payment Instructions to Obligors. Add or terminate
                 ------------------------------------------
        any bank as a Lock-Box Bank from those listed in Schedule 6.01(o) or
                                                         ----------------
        make any change in its instructions to Obligors regarding payments to be made to Seller or Servicer or payments to be made to any Lock-Box Bank, unless the Agent shall have received notice of such addition, termination or change, shall have consented in writing thereto and shall have received duly executed copies of Lock-Box Agreements with each new Lock-Box Bank.

             (e) Debt to Capitalization Ratio. Permit Seller's Debt to
                 ----------------------------
        Capitalization Ratio to be greater than (i) 0.60 to 1.0 at any time until and including October 31, 1995 and (ii) 0.55 to 1.0 at any time thereafter.

             (f) Limitation on Liens. Neither the Seller nor any Originator will
                 -------------------
        (and the Seller will not permit any Originator to) create, assume or permit to exist any mortgage, deed of trust, pledge, encumbrance, lien or charge of any kind (including any security interest in or vendor's lien on property purchased under conditional sales or other title retention agreements and including any lease intended as security or in the nature of a title retention agreement) upon any of its properties or assets whether now owned or hereafter acquired, except, to the extent not otherwise forbidden by the Agreement Documents:

                  (i) Statutory liens for taxes and other sums which are not delinquent or which are being Diligently Contested;

                 (ii) Mechanics' and materialmen's and similar statutory liens with respect to obligations which are not delinquent or which are being Diligently Contested;

                (iii) Minor defects and irregularities in title to any property which do not materially impair the value of such property or the use thereof for the purposes for which it is held;

                 (iv) Any encumbrances expressly permitted under the terms of any Agreement Document hereafter accepted by Agent;

                  (v) Liens listed on Schedule 7.03(f); and
                                      ----------------

                 (vi) Liens securing Indebtedness arising under this Agreement or under any Agreement Documents.

             (g) [Intentionally Deleted].

             (h) [Intentionally Deleted].
                 -----------------------

             (i) Mergers, Acquisitions, Sales, etc. Be a party to any merger or
                 ---------------------------------
        consolidation, or purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or, except in the ordinary course of its business, sell, transfer, convey or lease all or any substantial part of its assets, or sell or assign with or without recourse any Receivables or any interest therein (other than pursuant hereto), or permit any Subsidiary to do any of the foregoing, except for any such merger or consolidation, of or by (i) any wholly-owned Subsidiary into Seller, (ii) any wholly-owned Subsidiary which is not an Originator into, with or to any other wholly-owned Subsidiary (provided that if such other Subsidiary is an Originator, such Originator shall survive),
        (iii) any Originator into, with or to any other Originator, or (iv) Seller with or into any other business entity if Seller is the surviving business entity; provided however, that the mergers and consolidations
                         -------- -------
        described in each of the foregoing cases shall be permitted only if no Termination Event or Unmatured Termination Event shall have occurred or shall result from such merger or consolidation. The Seller will notify the Agent of any merger or consolidation effected pursuant to the exceptions in this Section.

             (j) Restricted Payments. Except for payments by Seller to its
                 -------------------
        stockholders which are permitted under the following sentences of this subsection and do not otherwise violate any provisions of this Agreement and except for dividends paid to Seller by its Subsidiaries or to MIGC, Inc., a Delaware corporation, by MGTC, Inc., a Wyoming corporation, none of the Seller and its Subsidiaries will declare or pay any dividends on, or make any other distribution in respect of, any class of its capital stock or any partnership or other interest in it, other than the distribution of common stock pursuant to the conversion or exchange of Preferred Stock, nor will any of Seller and its Subsidiaries directly or indirectly make any capital contribution to or purchase, redeem, acquire or retire any shares of the capital stock of or partnership interest in any of Seller and its Subsidiaries (whether such interests are now or hereafter issued, outstanding or created), other than pursuant to the redemption of the 7.25% Cumulative Senior Perpetual Convertible Preferred Stock of Seller, or cause or permit any reduction or retirement of the capital stock of or partnership interest in any of Seller and its Subsidiaries. Seller may make any of the payments, distributions, capital contributions or purchases described above in this Section 7.03(j) so long as (i) no Unmatured Termination Event or
             ---------------
        Termination Event has occurred and is continuing at the time such dividends are declared and paid and (ii) such repurchases and dividends declared or paid by Seller since March 31, 1994, other than the Redemption Amount, together with all investments Seller has made in accordance with the provisions of Section 6.2(f)(v) of the Revolving Loan Agreement as in effect on the date hereof, do not, in the aggregate, exceed the sum of (A) $50,000,000; plus (B) fifty percent
                                                      ----
        (50.0%) of Seller's Consolidated cumulative net income earned after March 31, 1994 if such figure is positive (zero percent, if negative); plus (C) fifty percent (50.0%) of the cumulative net proceeds, in excess
        ----
        of the Redemption Amount, received by Seller and its Subsidiaries at any time after March 31, 1994 from the sale of any equity securities issued by Seller or any of its Subsidiaries.

             (k) Deposits to Special Accounts. At any time after the occurrence
                 ----------------------------
        of an Unmatured Termination Event or following a request from the Agent deposit or otherwise credit, or cause or permit to be so deposited or credited, to any lock-box account of Seller at any Lock-Box Bank cash or cash proceeds other than Collections of Pool Receivables.

             (l) Change of Control.  Permit or suffer to exist any Change of
                 -----------------
        Control.

                                   ARTICLE VIII

                         ADMINISTRATION AND COLLECTION

     SECTION 8.01. Designation of Servicer.  (a) Seller as Initial Servicer.
                   -----------------------       --------------------------
The servicing, administering and collection of the Pool Receivables shall be conducted by the Person designated as Servicer hereunder ("Servicer") from time
                                                           --------
to time in accordance with this Section 8.01.  Until the Agent gives to Seller a
                                ------------
Successor Notice (as defined in Section 8.01(b)), Seller is hereby designated
                                ---------------
as, and hereby agrees to perform the duties and obligations of, Servicer pursuant to the terms hereof.

     (b)  Successor Notice; Servicer Transfer Events.  Upon Seller's receipt of
          ------------------------------------------
a notice from the Agent of the Agent's designation of a new Servicer (a "Successor Notice"), Seller agrees that it will terminate its activities as
 ----------------
Servicer hereunder in a manner that the Agent believes will facilitate the transition of the performance of such activities to the new Servicer, and the Agent (or, its designee) shall assume each and all of Seller's said obligations to service and administer such Receivables, on the terms and subject to the conditions herein set forth, and Seller shall use its best efforts to assist the Agent (or its designee) in assuming such obligations including without limitation, in identifying Pool Receivables and Collections. The Agent agrees not to give Seller a Successor Notice until (i) after the occurrence of any Termination Event or (ii) one Business Day shall have elapsed following notice by Agent to Seller of Agent's intent to give Seller a Successor Notice after any event which, in the reasonable opinion of the Agent, could have a material adverse effect on Seller's ability to perform its obligations as Servicer hereunder (any such Termination Event or other event being herein called a "Servicer Transfer Event"), in which case such Successor Notice may be given at
 -----------------------
any time in the Agent's discretion. If Seller disputes the occurrence of a Servicer Transfer Event, Seller may take appropriate action to resolve such dispute; provided that Seller must terminate its activities hereunder as
         --------
Servicer and allow the newly designated Servicer to perform such activities on the date provided by the Agent as described above, notwithstanding the commencement or continuation of any proceeding to resolve the aforementioned dispute.

     (c)  Subcontracts.  Servicer may, with the prior consent of the  Agent,
          ------------
subcontract with any other person for servicing, administering or collecting the Pool Receivables, provided that Servicer shall remain liable for the performance of the duties and obligations of Servicer pursuant to the terms hereof.

     SECTION 8.02. Duties of Servicer. (a) Appointment; Duties in General.
                   ------------------      ------------------------------
Each of Seller, Purchaser and the Agent hereby
appoints as its agent Servicer, as from time to time designated pursuant to
Section 8.01, to enforce its rights and interests in and under the Pool
------------
Receivables, the Related Security and the Contracts. Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Pool Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy; provided that neither the Agent nor the
                                       --------
Purchaser shall have an obligation to determine whether a Receivable is a Pool Receivable and each of the Agent and the Purchaser shall be entitled to rely conclusively upon the Excepted Receivables Schedule most recently received by the Agent in determining which Receivables constitute Pool Receivables, and shall not be charged with knowledge that any Receivable is an Ineligible Receivable unless it is listed in the Excepted Receivables Schedule most recently received by the Agent; and provided further that the Agent shall be entitled to rely on the most recent Periodic Report received by the Agent in determining Purchaser's Undivided Interest and shall have no duty to make any investigation to determine whether such information is correct as of any day.

     (b)  Allocation of Collections; Segregation.  Servicer shall set aside for
          --------------------------------------
the account of Seller and Purchaser their respective allocable shares of the Collections of Pool Receivables in accordance with Sections 3.01 and 3.02 but
                                                   -------------     ----
shall not be required (unless otherwise requested by the Agent, pursuant to
Section 3.08) to segregate the funds constituting such portions of such
------------
Collections, or to segregate the respective allocable shares of Purchaser and the Program Support Providers, if applicable, prior to the remittance thereof in accordance with said Sections. If instructed by the Agent and based on such instructions (which instructions shall include the percentages to be used as a basis for allocating Collections among the Purchaser, the Program Support Providers and any other assignee, if the Servicer is being requested to segregate Collections allocable to such Persons), Servicer shall segregate and deposit with a bank (which may be Bank of America) designated by the Agent such allocable shares of Collections of Pool Receivables, set aside for Purchaser, Program Support Provider and any other assignee from Purchaser of any Undivided Interest, on the first Business Day following receipt by Servicer of such Collections in immediately available funds.

     (c)  Modification of Receivables.  So long as no Termination Event or
          ---------------------------
Unmatured Termination Event shall have occurred and be continuing, Seller, while it is Servicer, may, in accordance with the Credit and Collection Policy and reasonable business judgment, (i) extend the maturity or adjust the Unpaid Balance of any Defaulted Receivable as Seller may determine to be appropriate to maximize Collections thereof; provided that after giving effect to such extension of maturity, the Aggregate Required Allocations will not exceed the Required Allocations Limit, and (ii) adjust the Unpaid Balance of any Receivable to reflect the reductions or cancellations described in the first sentence of Section 3.03(a).
                         ---------------

     (d)  Documents and Records.  Seller shall deliver to Servicer, and Servicer
          ---------------------
shall hold in trust for Seller and Purchaser in accordance with their respective interests, all documents, instruments and records (including, without limitation, computer tapes or disks) that evidence or relate to Pool Receivables.

     (e)  Certain Duties to Seller.  Servicer shall, as soon as practicable
          ------------------------
following receipt, turn over to Seller (i) that portion of Collections of Pool Receivables representing its undivided interest therein, less, in the event Seller is no longer Servicer, all reasonable and appropriate out-of-pocket costs and expenses of Servicer of servicing, collecting and administering the Pool Receivables to the extent not covered by the Servicer's Fee received by it, and
(ii) the Collections of any Receivable which is not a Pool Receivable.
Servicer, if other than Seller, shall, as soon as practicable upon demand, deliver to Seller all documents, instruments and records in its possession that evidence or relate to Receivables of Seller other than Pool Receivables, and copies of documents, instruments and records in its possession that evidence or relate to Pool Receivables.

     (f)  Termination.  Servicer's authorization under this Agreement shall
          -----------
terminate upon receipt by the Agent, after the Commitment Termination Date, of an amount equal to the Aggregate Purchaser's Investment plus accrued Earned Discount for each Undivided Interest plus all other amounts owed to the Agent and Purchaser and (unless otherwise agreed to by the Agent and Servicer) Servicer under this Agreement.

     SECTION 8.03. Rights of the Agent.  (a) Notice to Obligors.  At any time
                   -------------------       ------------------
following the earlier to occur of (i) the occurrence of a Termination Event and
(ii) any of the Conditions Precedent shall not be satisfied, and (iii) any representation or warranty shall not be true when made or deemed made, the Agent may, following at least two hours prior notice to the Seller (which notice may be oral or written and may be given in person, by telephone or otherwise pursuant to Section 14.02), notify the Obligors of Pool Receivables, or any of
            -------------
them, of the ownership of the Undivided Interests by Purchaser and of the security interest held by Purchaser, and of any assignments of such ownership or security by Purchaser.

     (b)  Notice to Lock-Box Banks.  At any time following the earliest to occur
          ------------------------
of (i) the occurrence of a Termination Event, (ii) any of the Conditions Precedent shall not be satisfied, and (iii) any representation or warranty shall not be true when made or deemed made, the Agent is hereby authorized, following at least two hours prior notice to the Seller (which notice may be oral or written and may be given in person, by telephone or otherwise pursuant to
Section 14.02), to give notice to the Lock-Box Banks, as provided in the Lock-
-------------
Box Agreements, of the transfer to the Agent of dominion and control over the lock-box accounts to which the Obligors of Pool Receivables make payments. Seller hereby transfers to the Agent, effective when the Agent shall give notice to the Lock-Box Banks as provided in the Lock-Box Agreements, the exclusive dominion and control over such lock-box accounts, and shall take any further action that the Agent may reasonably request to effect such transfer.

     (c)  Rights on Servicer Transfer Event.  At any time following the
          ---------------------------------
designation of a Servicer other than Seller pursuant to Section 8.01:
                                                        ------------

             (i) The Agent may direct the Obligors of Pool Receivables, or any of them, to pay all amounts payable under any Pool Receivable directly to the Agent or its designee.

            (ii) Seller shall, at the Agent's request and at Seller's expense, give notice of such ownership and of the security interest herein granted to each said Obligor and direct that payments be made directly to the Agent or its designee.

           (iii) Seller shall (and with respect to any computer programs leased or licensed by it, Seller shall use its best efforts to cause the owner thereof to), at the Agent's request, (A) assemble all of the documents, instruments and other records (including, without limitation, computer programs, tapes and disks) which evidence the Pool Receivables, and the related Contracts and Related Security, or which are otherwise necessary or desirable to collect such Pool Receivables, and shall make the same available to the Agent at a place selected by the Agent or its designee, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Pool Receivables in a manner acceptable to the Agent and shall, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Agent or its designee. Seller shall use its best efforts to (i) cause the owner of any computer programs leased or licensed by it to consent to the transfer, at Seller's sole expense, of such programs to

        Agent or other successor Servicer or any other Person designated by Agent and to provide Agent or other successor Servicer or such other Person the same access to computer programs, records and software that such owner would provide to Seller or (ii) to obtain leases or licenses (to be held by the Agent, the Successor Servicer or such other Person as the Agent shall designate) providing access to programs reasonably acceptable to Agent containing terms not less favorable to the Agent than those of the leases and licenses held by Seller described in
        Schedule 6.10(q) subject to reasonable variations reflecting changes in
        ----------------
        market conditions and provided that Seller shall be solely responsible for all payments due thereunder or in connection therewith.

             (iv) Each of Seller and Purchaser hereby authorizes the Agent to take any and all steps in Seller's name and on behalf of Seller and Purchaser which are necessary or desirable, in the determination of the Agent, to collect all amounts due under any and all Pool Receivables, including, without limitation, endorsing Seller's name on checks and other instruments representing Collections and enforcing such Pool Receivables and the related Contracts.

     SECTION 8.04. Responsibilities of Seller.  Anything herein to the contrary
                   --------------------------
notwithstanding:

             (a) Seller shall perform all of its obligations under the Contracts related to the Receivables and under the related purchase orders and other agreements to the same extent as if Undivided Interests had not been sold hereunder and the exercise by the Agent of its rights hereunder shall not relieve Seller from such obligations.

             (b) Neither the Agent nor Purchaser shall have any obligation or liability with respect to any Receivables, any Pool Receivables, Contracts related thereto or any other related purchase orders or other agreements, nor shall any of them be obligated to perform any of the obligations of Seller thereunder.

             (c) Seller hereby grants to Servicer an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of Seller all steps which are necessary or advisable to endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by Seller or transmitted or received by Purchaser (whether or not from Seller) in connection with any Receivable.

     SECTION 8.05. Further Action Evidencing Purchases.  (a) Seller agrees that
                   -----------------------------------
from time to time, at its expense, it will, and will cause each Originator to, promptly execute and deliver all further instruments and documents, and take all further action that the Agent may reasonably request in order to perfect, protect or more fully evidence the Purchases hereunder and the resulting Undivided Interests, or to enable Purchaser or the Agent to exercise or enforce any of their respective rights hereunder or under the Certificate of Assignments. Without limiting the generality of the foregoing, Seller will upon the request of the Agent:

             (i) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate;

            (ii) after the occurrence of an Unmatured Termination Event or a Termination Event mark conspicuously each Contract evidencing each Pool Receivable with a legend, acceptable to the Agent, evidencing that such Undivided Interests have been sold and that the security interests have been granted in accordance with this Agreement; and

           (iii) mark its and each Originator's aging reports and any other reports or records relating to the Pool Receivables with such legend.

     (b) Seller hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Pool Receivables and the Related Security now existing or hereafter arising in the name of Seller. If Seller fails to perform any of its agreements or obligations under this Agreement, the Agent may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Agent incurred in connection therewith shall be payable by Seller as provided in Section 13.01.
                                                    -------------

     SECTION 8.06. Application of Collections.  Any payment by an Obligor in
                   --------------------------
respect of any indebtedness owed by it to Seller shall be applied as a Collection of any Pool Receivable or Pool Receivables of such Obligor to the extent of any amounts then due and payable thereunder before such payment is applied to any other indebtedness of such Obligor, unless (i) otherwise specified by such Obligor, (ii) otherwise required by contract or law, or (iii) the Agent instructs otherwise pursuant to instructions that do not violate applicable contract or law or such Obligor's specifications.

     SECTION 8.07. Miscellaneous Provision Concerning Servicing and Collection.
                   -----------------------------------------------------------
It is understood and agreed that the Agent, the Purchaser and the Servicer may exercise their servicing and collection rights and duties (including the right to settle) hereunder with respect to (i) 100% of each Receivable which constitutes in whole a Pool Receivable and all Related Security and Collections relating thereto and (ii) 100% of each Receivable which constitutes in part a Pool Receivable (as a result of the Concentration Limit or the Special Concentration Limit), in each case notwithstanding the fact that Purchaser's security interest and/or ownership interest in such Receivable, and the Related Security and Collections relating thereto may attach only to part of such Receivable; provided, however, that (i) the foregoing shall not
                         --------  -------
give the Agent, the Servicer or the Purchaser, the right to conduct a foreclosure sale under the Uniform Commercial Code or otherwise sell a portion of a Receivable that is not subject to the security interest granted pursuant to
Section 9.01, and (ii) any Collections or other proceeds from a Receivable which
------------
do not constitute Collections or proceeds from the Undivided Interest (as determined pursuant to the other terms and provisions of this Agreement as of any day which does not occur during a Run Off Period as of such day and if such day occurs during a Run Off Period on the last day immediately preceding the commencement of such Run Off Period) shall be turned over to Seller as soon as practicable following receipt. To the extent the Servicer or the Agent take any action hereunder with respect to a portion of a Receivable that is not part of Purchaser's Undivided Interest it is understood and agreed that such action shall be taken pursuant to the terms of this Agreement and the other Agreement Documents in a capacity as attorney-in-fact, with full power of substitution, for the Seller, which power of attorney is hereby granted and shall be irrevocable and is coupled with an interest.

                                   ARTICLE IX

                               SECURITY INTEREST

     SECTION 9.01. Transfers of Undivided Interests; Grant of Security Interest.
                   ------------------------------------------------------------
The parties hereto intend the transfer of Undivided Interests pursuant to this Agreement to constitute true sales for all purposes of such Undivided Interests by Seller to Purchaser providing Purchaser with the full benefits of ownership thereof, and no party hereto intends the transactions contemplated hereunder to be, or for any purpose to be characterized as, a loan from Purchaser to Seller or a grant of a security interest in the Undivided Interests by Seller to Purchaser to secure a debt or other obligation of Seller. In the event that, contrary to the express intent of the parties hereto and the terms hereof, and to the extent that the conveyance of Undivided Interests to Purchaser hereunder is characterized by a court or other governmental authority or regulatory body of competent jurisdiction as a financing, it is intended by the parties hereto that the assignment, conveyance and transfer by Seller of its right, title and interest in the Undivided Interests to the Purchaser hereunder constitute the grant of a security interest under the UCC (as defined in the UCC as in effect in the State of New York).  Seller hereby assigns and grants to
Purchaser a first priority security interest in and against all of Seller's right, title and interest in the Undivided Interests, whether now or hereafter existing or acquired, due or to become due, direct or indirect, or absolute or contingent, for the purpose of securing all obligations of Seller arising in connection with this Agreement, the Certificate of Assignments and each other Agreement Document including but not limited to any repayment of, in the case of any aforesaid forced recharacterization, a loan deemed to have been made by Purchaser to Seller in the amount of the Purchaser's Investment, all obligations pursuant to Section 3.04, Indemnified Amounts, payments on account of
            ------------
Collections received or deemed to be received, fees and Earned Discount, in each case pro rata according to the respective amounts thereof (the aggregate of the
     --- ----
foregoing from time to time herein called the "Secured Obligations"); provided
                                               -------------------    --------
that (a) the Undivided Interest shall be calculated with respect to any day which is not a Run Off Day as of such day, and if such day is a Run Off Day, as of the day immediately preceding the first Run Off Day to have occurred during the then current Run Off Period, and (b) in no event will the Collateral on any day secure Secured Obligations in an amount in excess of the lesser of (x) $82,500,000 and (y) 110% multiplied by the Aggregate Purchaser's Investments calculated, if such day is a Run Off Day, on the day immediately preceding the first Run Off Day to have occurred during the then current Run Off Period or if such day is not a Run Off Day, on such day. In the event that and to the extent that the conveyance of Undivided Interests hereunder is characterized by a court of competent jurisdiction as a financing, the parties agree that this Agreement constitutes a "security agreement" under applicable law.

     SECTION 9.02. Further Assurances.  The provisions of Section 8.05 shall
                   ------------------                     ------------
apply to the security interest granted under Section 9.01 as well as to the
                                             ------------
Purchases and all Undivided Interests hereunder.

     SECTION 9.03. Remedies.  Upon the occurrence of a Termination Event,
                   --------
Purchaser shall have, with respect to the collateral granted pursuant to Section
                                                                         -------
9.01, and in addition to all other rights and remedies available to Purchaser or
----
the Agent under this Agreement or other applicable law, all the rights and remedies of a secured party upon default under the UCC.

                                   ARTICLE X

                               TERMINATION EVENTS

     SECTION 10.01.  Termination Events.  If any of the following  events
                     ------------------
("Termination Events") shall occur:
--------------------

             (a) (i) Servicer (if Seller) shall fail to perform or observe any term, covenant or agreement hereunder (other than as referred to in clause (ii) next following) or (ii) Servicer (if Seller) or Seller shall
        -----------
        fail to make any payment or deposit to be made by it hereunder when due, or (iii) Seller shall fail to comply with Section 7.03(e), 7.03(f), or
                                                  ---------------  -------
        7.03(j); or
        -------

             (b) Any representation or warranty made or deemed to be made by Seller (or any of its officers) under or in connection with this Agreement or any Periodic Report or other information or report delivered pursuant hereto shall prove to have been false or incorrect in any material respect when made; or either the Purchaser or the Agent shall determine, in its reasonable judgment, that the estimates by the Seller of the actual Unpaid Balance of Pool Receivables or the Seller's identification of Pool Receivables, Eligible Receivables or Ineligible Receivables at any time, do not reflect Seller's best efforts, in good faith, to estimate or identify such Unpaid Balance or such Receivables, respectively; or

             (c) Seller shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed and any such failure shall remain unremedied for ten days; or

             (d) A default shall have occurred and be continuing under any instrument or agreement evidencing, securing or providing for the issuance of indebtedness for borrowed money in excess of $1,000,000 of, or guaranteed by, Seller or any Affiliate thereof, which default if unremedied, uncured, or unwaived (with or without the passage of time or the giving of notice or both) would permit acceleration of the maturity of such indebtedness and such default shall have continued unremedied, uncured or unwaived for a period long enough to permit such acceleration and any notice of default required to permit acceleration shall have been given; or

             (e) An Event of Bankruptcy shall have occurred and remained continuing with respect to Seller, Originator or any Affiliate thereof; or

             (f) Seller or any Affiliate of Seller suffers the entry against it of a final judgment for the payment of money in excess of $5,000,000 (not covered by effective insurance), unless the same is discharged within thirty days after the date of entry thereof or an appeal or appropriate proceeding for review thereof is taken within said period and a stay of execution pending such appeal is obtained; or Seller or any Affiliate of Seller suffers a writ or warrant of attachment or any similar process to be issued by any court against all or any substantial part of its property or any Pool Receivable, any Related Security or any Collections with regard thereto, and such writ or warrant of attachment or any similar process is not stayed or released within thirty days after the entry or levy thereof or after any stay is vacated or set aside; or

             (g) The average of the Losses to Liquidations Ratio for any month exceeds 2%; provided that such event shall constitute an Unmatured
                    --------
        Termination Event for the first five (5) Business Days and a Termination Event thereafter; or

             (h) The average of the Default Ratio for any three consecutive months exceeds 5%; provided that such event shall constitute an
                           --------
        Unmatured Termination Event for the first five (5) Business Days and a Termination Event thereafter; or

             (i) The average of the Delinquency Ratio for any three consecutive months exceeds 6%; provided that such event shall constitute an
                           --------
        Unmatured Termination Event for the first five (5) Business Days and a Termination Event thereafter; or

             (j) The average of the Dilution Ratio for any three consecutive months exceeds 5%; provided that such event shall constitute an
                           --------
        Unmatured Termination Event for the first five (5) Business Days and a Termination Event thereafter; or

             (k) There shall have occurred any event which materially adversely affects the collectibility of the Pool Receivables or there shall have occurred any other event which materially adversely affects the ability of Seller or Servicer to collect Pool Receivables or the ability of Seller or Servicer to perform hereunder or the warranty in Section
                                                                   -------
        6.01(i)(y) shall not be true at any time; or
        ----------

             (l) The Internal Revenue Service shall file notice of a lien pursuant to Section 6323 of the Internal Revenue Code with regard to any of the assets of Seller and such lien shall not have been released or the Pension Benefit Guaranty

        Corporation shall, or shall indicate its intention to, file notice of a lien pursuant to Section 4068 of ERISA with regard to any of the assets of Seller or its Subsidiaries; or

             (m) The aggregate Undivided Interests exceed 100%; or

             (n) Any Change of Control shall occur; or

             (o) Seller's Preferred Stock ceases to be rated B+ or better by Standard & Poor's Ratings Group or B or better by Moody's Investors Service, Inc. in each case for a period of at least five (5) consecutive days; or

             (p) There shall have occurred a material adverse change in the Consolidated financial condition, business, assets, operations or prospects of the Seller and its Consolidated Subsidiaries and each happening shall continue to exist three (3) Business Days after the Agent or the Purchaser shall have given notice thereof to the Seller.

     SECTION 10.02.  Remedies.  (a) Optional Termination.  Upon the occurrence
                     --------       --------------------
of a Termination Event (other than a Termination Event described in subsection
                                                                    ----------
(a), (e) or (f) of Section 10.01), the Agent shall, at the request, or may with
---  ---    ---    -------------
the consent, of Purchaser, by notice to Seller declare the Commitment Termination Date to have occurred.

     (b)  Automatic Termination.  Upon the occurrence of a Termination Event
          ---------------------
described in subsection (a), (e) or (f) of Section 10.01, the Commitment
             --------------- ---    ---    -------------
Termination Date shall be deemed to have occurred automatically upon the occurrence of such event; provided however, that with respect to any proceeding
                          -------- -------
instituted against Seller pursuant to 11 U.S.C. (S)303 (an "Involuntary Federal
                                                            -------------------
Proceeding"), the settlement procedures  described in Section 3.02 shall become
----------                                            ------------
applicable upon the commencement of such Proceeding and no further Purchases or Reinvestments of Collections shall be made; and provided, further, that if such
                                                --------  -------
Involuntary Federal Proceeding is dismissed within 60 days after its commencement, and if no other Termination Event has occurred, then following such dismissal, the Commitment shall be reinstated as if the Commitment Termination Date had not occurred upon the commencement of such Involuntary Federal Proceeding.

     (c)  Additional Remedies.  Upon any termination of the Facility pursuant to
          -------------------
this Section 10.02, the Agent and Purchaser shall have, in addition to all other
     -------------
rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative. Without limiting the foregoing or the general applicability of

Article XII hereof, (i) the occurrence of a Termination Event shall not deny to
-----------
Purchaser any remedy in addition to termination of the Commitment to which Purchaser may be otherwise appropriately entitled, whether at law or in equity, and (ii) following the occurrence of any Termination Event Purchaser may elect to assign to any Person any Undivided Interest owned by Purchaser.


                                  ARTICLE XI

                                   THE AGENT

     SECTION 11.01.  Authorization and Action.  Purchaser hereby appoints and
                     ------------------------
authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto.

     SECTION 11.02.  Agent's Reliance, Etc.  Neither the Agent nor any of its
                     ---------------------
directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or the Agent under or in connection with this Agreement (including, without limitation, the servicing, administering or collecting Pool Receivables as Servicer pursuant to Section 8.01), except for
                                                    ------------
its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Agent: (a) may consult with legal counsel (including counsel for Seller), independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to Purchaser or any other holder of any interest in Pool Receivables and shall not be responsible to Purchaser or any such other holder for any statements, warranties or representations made in or in connection with this Agreement; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of Seller or to inspect the property (including the books and records) of Seller; (d) shall not be responsible to Purchaser or any other holder of any interest in Pool Receivables for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the Certificate of Assignments or any Agreement Document; and (e) shall incur no liability under or in respect of this Agreement by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile or telex) believed by it to be genuine and signed or sent by the proper party or parties.

     SECTION 11.03.  Agent and Affiliates.  Bank of America and its Affiliates
                     --------------------
may generally engage in any kind of business with Seller or any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of Seller or any Obligor or any of their respective Affiliates, all as if Bank of America were not the Agent and without any duty to account therefor to Purchaser or any other holder of an interest in Pool Receivables.


                                  ARTICLE XII

                       ASSIGNMENT OF PURCHASER'S INTEREST

     SECTION 12.01.  Restrictions on Assignments.  (a) Neither Seller nor
                     ---------------------------
Purchaser may assign its rights hereunder or any interest herein without the prior written consent of the Agent, and Purchaser may not assign any Undivided Interest (or portion thereof) to any Person without the prior written consent of Seller; provided, however, that
        --------  -------

             (i) Purchaser may assign, or grant a security interest in, any Undivided Interest (or portion thereof) to Bank of America, any Program Support Provider (or any successor of any thereof by merger, consolidation or otherwise), any Affiliate of Bank of America, or any Program Support Provider (which may then assign any Undivided Interest (or portion thereof) so assigned or any interest therein to such party or parties as it may choose provided any such further assignment shall be in an amount of not less than $10,000,000 as of the time of such assignment and provided further that the Person making such further assignment agrees to notify the Seller of such assignment); and

             (ii) Purchaser may assign and grant a security interest in any interest in, to and under any Undivided Interest, this Agreement and the other Agreement Documents to Bank of America, as Collateral Trustee, and any successor in such capacity, to secure Purchaser's obligations under or in connection with the Commercial Paper Notes, any Program Support Agreement, and certain other obligations of Purchaser incurred in connection with the funding of the Purchases and Reinvestments hereunder, which assignment and grant of a security interest shall not be considered an "assignment" for purposes of Section 12.01(b), Section
                                                      ----------------  -------
        12.03 or 12.04 or, prior to the enforcement of such security interest,
        -----    -----
        for purposes of any other provision of this Agreement.

             (b) Seller agrees to advise the Agent within five Business Days after notice to Seller of any proposed assignment by Purchaser of any Undivided Interest (or portion thereof), not otherwise permitted under subsection (a), of Seller's consent or non-consent to such assignment.
        --------------
        If Seller does not consent to such assignment, Purchaser may immediately assign such Undivided Interest (or portion thereof) to Bank of America, any Program Support Provider or any Affiliate of Bank of America, or any Program Support Provider. All of the aforementioned assignments shall be upon such terms and conditions as Purchaser and the assignee may mutually agree.

     SECTION 12.03.  Rights of Assignee.  Upon the assignment by Purchaser of
                     ------------------
any Undivided Interest (or portion thereof) in accordance with this Article XII,
                                                                    -----------
(a) the assignee receiving such assignment shall have all of the rights of Purchaser hereunder with respect to such Undivided Interest (or such portions thereof) and (b) all references to Purchaser in Section 4.02 shall be deemed to
                                                ------------
apply to such assignee to the extent of its interest in the related Purchaser's Investment and the related Collections.

     SECTION 12.04.  Allocation of Payments.  If on any date there are
                     ----------------------
sufficient funds in the Agent's account to distribute a portion, but not all, of the amounts payable pursuant to subsection (c)(i) of either Section 3.01 or
                                -----------------           ------------
Section 3.02 and, due to any assignment of any Undivided Interest (or portion
------------
thereof), such amounts are payable to more than one Person, then (unless otherwise agreed between such Persons) (a) if any of such Persons is a Program Support Provider, as assignee of or holder of a security interest in such Undivided Interest pursuant to the relevant Program Support Agreement, then the Agent shall distribute such funds (i) first to such Program Support Provider, to the extent of its interest in such Undivided Interest (or shall hold such funds in trust for such Program Support Provider pending distribution in accordance with the Program Support Agreement) and (ii) second to such Program Support Provider to the extent of its accrued and unpaid interest in any other Undivided Interest (or shall hold such funds in trust for such Program Support Provider pending distribution in accordance with the Program Support Agreement), before distributing any such funds to any other Person, and (b) in all other cases, the Agent shall distribute funds to such Persons pro rata based upon the amounts so
                                             --- ----
payable to such Persons.

     SECTION 12.04.  Notice of Assignment.  Purchaser shall provide notice to
                     --------------------
Seller of any assignment of any Undivided Interest (or portion thereof) by Purchaser to any assignee, other than an assignment to a Program Support Provider pursuant to a Program Support Agreement or to the Collateral Trustee.

     SECTION 12.05.  Evidence of Assignment; Endorsement on Certificate.  Any
                     --------------------------------------------------
assignment of any Undivided Interest (or portion thereof) to any Person may be evidenced by an instrument of assignment in the form of Exhibit 12.05 or by such
                                                        -------------
other instrument(s) or document(s) as may be satisfactory to Purchaser, the Agent and the assignee. Purchaser authorizes the Agent to, and the Agent agrees that it shall, endorse the Certificate of Assignments to reflect any assignments made pursuant to this Article XII or otherwise.
                       -----------

     SECTION 12.06.  Rights of Program Support Provider and Collateral Trustee.
                     ---------------------------------------------------------
Seller hereby agrees that, upon notice to Seller, a Program Support Provider and the Collateral Trustee referred to in Section 12.01, or either of them, may
                                      -------------
exercise all the rights of the Agent hereunder, in the case of a Program Support Provider, with respect to Undivided Interests, and Collections with respect thereto, which have been assigned (or in which a security interest has been granted) to such Program Support Provider, and in the case of such Collateral Trustee, with respect to all Undivided Interests (or portions thereof), and Collections with respect thereto, which are owned by Purchaser (and not subject to an assignment or security interest in favor of such Program Support Provider under a Program Support Agreement), and all other rights and interests of Purchaser in, to or under this Agreement or any other Agreement Document. Without limiting the foregoing, upon such notice such Program Support Provider and such Collateral Trustee, or either of them, may request Servicer to segregate Purchaser's and Program Support Provider's allocable shares of Collections from Seller's allocable share, and from each other's allocable share, in accordance with Section 8.02(b), may give a Successor Notice pursuant
                          ---------------
to Section 8.01(a), may give or require the Agent to give notice to the Lock-Box
   ---------------
Banks as referred to in Section 8.03(a), and may direct the Obligors of Pool
                        ---------------
Receivables to make payments in respect thereof directly to an account designated by them (provided that such Program Support Provider and such Collateral Trustee together shall designate a single account for the making of such payments with respect to any Pool Receivable), in each case, to the same extent as the Agent might have done.


                                 ARTICLE XIII

                                INDEMNIFICATION

     SECTION 13.01.  Indemnities by Seller.  (a) General Indemnity.  Without
                     ----------------------      -----------------
limiting any other rights which any such Person may have hereunder or under applicable law, Seller hereby agrees to indemnify each of the Agent, Purchaser, each Program Support Provider, Bank of America, each of Bank of America's

Affiliates, their respective successors, transferees, participants and assigns and all officers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each an "Indemnified Party"), forthwith on
                                         -----------------
demand, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of
 -------------------
or relating to this Agreement or the ownership or funding of any Undivided Interest or in respect of any Receivable or any Contract, excluding, however,
                                                          ---------  -------
(a) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of the Agent, Purchaser or such Indemnified Party or (b) recourse (except as otherwise specifically provided in Section 3.04 and recourse arising for occurrences and conditions other than solely as a result of the credit of the Obligor) for Defaulted Receivables. Without limiting the foregoing, Seller shall indemnify each Indemnified Party for Indemnified Amounts arising out of or relating to:

     (i) the transfer by Seller of any interest in any Pool Receivable other than the transfer of an Undivided Interest to Purchaser pursuant to this Agreement and the grant of a security interest to Purchaser pursuant to
  Section 9.01;
  ------------

     (ii) the breach of any representation or warranty made by Seller (or any of its officers) under or in connection with this Agreement, any Periodic Report or any other information or report delivered by Seller pursuant hereto, which shall have been false or incorrect in any material respect when made or deemed made;

     (iii) the failure by Seller to comply with any applicable law, rule, regulation or tariff with respect to any Pool Receivable or the related Contract, or the nonconformity of any Pool Receivable or the related Contract with any such applicable law, rule or regulation;

     (iv) the failure to vest and maintain vested in Purchaser an undivided percentage ownership interest, to the extent of each Undivided Interest owned by it hereunder, in the Receivables in, or purporting to be in, the Receivables Pool, free and clear of any Adverse Claim, other than (a) an Adverse Claim arising solely as a result of an act of Purchaser, any assignee from Purchaser or the Agent (when used in this clause (iv), an Adverse Claim
                                                 -----------
  shall include any lien for taxes whether accrued and payable or not), whether existing at the time of any Purchase or Reinvestment of such Undivided Interest or at any time thereafter;

     (v) any holder of a lien or security interest conveyed or perfected pursuant to Section 9.319 of the UCC of the State of Texas, Section 84-9-319 of the UCC of the State of Kansas, Section 34.1-9-319 of the UCC of the State of Wyoming, the Oil and Gas Products Lien Act, New Mexico Statutes Annotated (S)(S) 48-9-1 - 48-9-8 (1978), or the Oil and Gas Owners' Lien Act, 52 Oklahoma Statutes Annotated (S)(S) 548 - 548.6 (or a comparable provision of any law or any similar statute of any other jurisdiction) taking any step to enforce such lien or security interest or to perfect any such lien or security interest with respect to any Receivable (other than automatic perfection or perfection by recording in the real estate records of a county clerk as provided in Section
9.319 of the UCC of the State of Texas, Section 84-9-319 of the State of Kansas,
Section 34.1-9-319 of the UCC of the State of Wyoming, or in a comparable provision of any law or any similar statute of any other jurisdiction) including, without limitation, attempting to perfect by filing or sending notices of lien as provided in the Oil and Gas Products Lien Act, New Mexico Statutes Annotated (S)(S) 48-9-5 (1978), the Oil and Gas Owners' Lien Act, 52 Oklahoma Statutes Annotated (S)(S) 548.2 C and 548.4 or a comparable provision of any law or any similar statute of any other jurisdiction;

     (vi) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any receivables in, or purporting to be in, the Receivables Pool, whether at the time of any Purchase or Reinvestment or at any time thereafter including, without limitation, the failure to file or any delay in filing financing statements or other similar instruments or documents and in the form required under the UCC with respect to any account arising at the wellhead in any county or parish where a mortgage in the real estate would be filed or recorded;

     (vii) any dispute, claim, offset or defense (other than preferential claims or discharges in bankruptcy) of the Obligor to the payment of any Receivable in, or purporting to be in, the Receivables Pool (including, without limitation, a defense based on such Receivable's or the related Contract's not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms including any defense resulting from adjustments relating to any discrepancies in estimated and actual volumes, deliveries, prices or ownership) or any other claim resulting from the sale of the merchandise or services related to such Receivable or the furnishing or failure to furnish such merchandise or services;

     (viii) any failure of Seller, as Servicer or otherwise, to perform its duties or obligations in accordance with the provisions of Article VIII;
                                                           ------------
     (ix) any products liability or damage claim arising out of or in connection with merchandise or services that are the subject of any Pool Receivable;

     (x) any tax or governmental fee or charge (but not including taxes upon or measured by net income), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the purchase or ownership of any Undivided Interest, or any other interest in the Pool Receivables or in any goods which secure any such Pool Receivables; or

     (xi) the use of estimates in calculating Undivided Interests, Pool Receivables or Receivables whether or not such estimates are made pursuant to the provisions of Section 2.01(c) and/or Exhibit 2.01(c), and the failure to
                  ---------------        ---------------
bill or delay in billing any Receivable; provided that Seller shall not be
                                         --------
responsible hereunder for failure to pay Earned Discount calculated as if a Run Off Day had occurred, as a result of the use of estimates in the daily administration of this Agreement if Seller complied in full acting in good faith with the provisions of Section 2.01(c) including any request made by Agent on
                       ---------------
the modification of the estimation procedures; or

     (xii) the failure to identify and segregate Ineligible Receivables or Collections therefrom properly or to notify the Agent and the Purchaser thereof promptly in accordance with the provisions of this Agreement; or

     (xiii) the failure to pay deemed Collections with respect to Pool Receivables which become Ineligible Receivables prior to the Commitment Termination Date.

  (b)     Contest of Tax Claim; After-Tax Basis. If any Indemnified Party
          -------------------------------------
shall have notice of any attempt to impose or collect any tax or governmental fee or charge for which indemnification will be sought from Seller under
Section 13.01(a), such Indemnified Party shall give prompt and timely notice
----------------
of such attempt to Seller and Seller shall have the right, at its expense, to conduct or participate in any proceedings resisting or objecting to the imposition or collection of any such tax, governmental fee or charge. Indemnification hereunder shall be in an amount necessary to make the Indemnified Party whole after taking into account any tax consequences to the Indemnified Party of the payment of any of the aforesaid taxes and the receipt of the indemnity provided hereunder or of any refund of any such tax previously indemnified hereunder, including the effect of such tax or refund on the amount of tax measured by net income or profits which is or was payable by the Indemnified Party.

     (c) Contribution.  If for any reason the indemnification provided above in
         ------------
this Section 13.01 is unavailable to an Indemnified Party or is insufficient to
     -------------
hold an Indemnified Party harmless, then Seller shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and Seller on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations.


                                  ARTICLE XIV

                                 MISCELLANEOUS

     SECTION 14.01.  Amendments, Etc.  No amendment or waiver of any provision
                     ---------------
of this Agreement nor consent to any departure by Seller therefrom shall in any event be effective unless the same shall be in writing and signed by (a) Seller, the Agent and Purchaser (with respect to an amendment) or (b) the Agent and Purchaser (with respect to a waiver or consent by them) or Seller (with respect to a waiver or consent by it), as the case may be, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 14.02.  Notices, Etc.  All notices and other communications
                     ------------
provided for hereunder shall, unless otherwise stated herein, be in writing (including Telex and facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, or by Telex, or by facsimile, to the intended party at the address or Telex or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or Telex or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (a) if personally delivered, when received, (b) if sent by certified mail, three Business Days after having been deposited in the mail, postage prepaid, (c) if sent by overnight courier, one Business Day after having been given to such courier, (d) if transmitted by Telex, when sent, answerback confirmed, and (e) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means, except that notices and communications pursuant to Article I shall not be effective until received.
                           ---------

     SECTION 14.03.  No Waiver; Remedies.  No failure on the part of the Agent,
                     -------------------
any Affected Party, any Indemnified Party, Purchaser or any other holder of any Undivided Interest to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, each of Bank of America, and each Program Support Provider is hereby authorized by Seller at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Bank of America, and each Program Support Provider to or for the credit or the account of Seller, now or hereafter existing under this Agreement, to the Agent, any Affected Party, any Indemnified Party or Purchaser, or their respective successors and assigns.

     SECTION 14.04.  Binding Effect; Survival.  This Agreement shall be binding
                     ------------------------
upon and inure to the benefit of Seller, the Agent, Purchaser and their respective successors and assigns, and the provisions of Section 4.02 and
                                                         ------------
Article XIII shall inure to the benefit of the Affected Parties and the
------------
Indemnified Parties, respectively, and their respective successors and assigns; provided, however, nothing in the foregoing shall be deemed to authorize any
--------  -------
assignment not permitted by Section 12.01. This Agreement shall create and
                            -------------
constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time, after the Commitment Termination Date, as all Undivided Interests shall have been reduced to zero. The rights and remedies with respect to any breach of any representation and warranty made by Seller pursuant to Article VI and the
                                                       ----------
indemnification and payment provisions of Article XIII and Sections 4.02,
                                          ------------     -------------
14.05, 14.06, 14.07 and 14.08 shall be continuing and shall survive any
-----  -----  -----     -----
termination of this Agreement.

     SECTION 14.05.  Costs, Expenses and Taxes.  In addition to its obligations
                     -------------------------
under Article XIII, Seller agrees to pay on demand:
      ------------

           (a) all costs and expenses incurred by the Agent, Purchaser, Bank of America, each Program Support Provider and their respective Affiliates in connection with the negotiation, preparation, execution and delivery, the administration (including periodic auditing, one collateral audit to be completed within three months after the date hereof (or such other date as the Agent shall determine) and semi-annual collateral audits of Seller) or the enforcement of, or any actual or claimed breach of, this Agreement, the Certificate of Assignments and the other Agreement Documents, including, without limitation (i) the reasonable fees and expenses of counsel (including allocated costs of staff counsel) to any of such Persons incurred in connection with any of the foregoing or in advising such Persons as to their respective rights and remedies under any of the Agreement Documents, and (ii) all reasonable out-of-pocket expenses (including reasonable fees and expenses of independent accountants) incurred in connection with any review of Seller's books and records either prior to the execution and delivery hereof or pursuant to
      Section 7.01(c); and
      ---------------

          (b) all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement, the Certificate of Assignments or the other Agreement Documents, and agrees to indemnify each Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

      SECTION 14.06.  No Proceedings.   Seller and Bank of America, individually
                      --------------
and as Agent, each hereby agrees that it will not institute against Purchaser, or join any other Person in instituting against Purchaser, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as any Commercial Paper Notes issued by Purchaser shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Commercial Paper Notes shall have been outstanding. The foregoing shall not limit Seller's right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than Seller.

      SECTION 14.07.  Confidentiality of Seller Information.  (a) Each party
                      -------------------------------------
hereto (other than Seller) acknowledges that certain of the information provided to such party by or on behalf of Seller in connection with this Agreement and the transactions contemplated hereby is or may be confidential, and each such party severally agrees that, unless Seller shall otherwise agree in writing, and except as provided in subsection (b), such party will not disclose to any other
                      --------------
person or entity:

          (i) any information regarding, or copies of, this Agreement or any transaction contemplated hereby including the identity of Seller,

          (ii) any information regarding, or copies of, any Periodic Reports and any non-public financial statements, reports and other information, furnished by Seller to Purchaser or the Agent pursuant to Section 3.05,
                                                               ------------
     5.01(m), 6.01(i), 6.01(j), 7.01(c) or 7.02, or
     -------  -------  -------  -------    ----

          (iii) any other information regarding Seller which is designated by Seller to such party in writing or otherwise as confidential

(the information referred to in clauses (i), (ii) and (iii) above, whether
                                -----------  ----     -----
furnished by Seller, or any attorney for or other representative of Seller (each a "Seller Information Provider"), is collectively referred to as the "Seller
   ---------------------------                                        ------
Information"; provided, however, "Seller Information" shall not include
-----------   --------  -------   ------------------

                    (A) any information which is or becomes generally available to the general public or to such party on a nonconfidential basis from a source other than Seller, or any other Seller Information Provider, or which was known to such party on a nonconfidential basis prior to its disclosure by Seller or any other Seller Information Provider, or

                    (B) general information regarding the nature of this Agreement, the basic terms hereof (including without limitation the amount and nature of Purchaser's commitment and Purchaser's Investments hereunder and of the recourse or other credit enhancement provided by Seller hereunder), the nature, amount and status of the Pool Receivables, the current and/or historical ratios of losses to liquidations and/or outstandings with respect to the Receivables Pool.

     (b) Notwithstanding subsection (a), each party may disclose any Seller
                         --------------
Information:

          (i) to any of such party's independent attorneys, consultants and auditors, and to such of Program Support Provider, any dealer or placement agent for Purchaser's commercial paper, and any actual or potential assignees, agents, pledgees, or trustees of, or participants in, any of the rights or obligations of Purchaser, any Program Support Provider or Bank of America under or in connection with this Agreement, who (A) in the good faith belief of such party, have a need to know such Seller Information,
     (B) are informed by such party of the confidential nature of the Seller Information and the terms of this Section 14.07, and (C) are subject to
                                       -------------
     confidentiality restrictions generally consistent with this Section 14.07,
                                                                 -------------

          (ii) to any rating agency that maintains a rating for Purchaser's commercial paper or is considering the issuance of such a rating, for the purposes of reviewing the credit of Purchaser in connection with such rating,

          (iii) to any other party to this Agreement, for the purposes contemplated hereby,

          (iv) in the case of the identity of the Seller, to any Person whom any dealer or placement agent for Purchaser shall have identified as an actual or potential investor in Commercial Paper Notes, and who shall have agreed with Bank of America in writing to keep such information confidential and use it only in connection with considering or monitoring such investments, subject to applicable legal requirements (it being understood that such Person may also receive the information excluded from the definition of "Seller Information" pursuant to clause (B) of subsection (a)),
                                      ----------    --------------

          (v) as may be required by law (including any securities law) or by any municipal, state, federal or other regulatory body having or claiming to have jurisdiction over such party, in order to comply with any law, order, regulation, regulatory request or ruling applicable to such party, or

          (vi) subject to subsection (c), in the event such party is legally
                          --------------
     compelled (by interrogatories, requests for information or copies, subpoena, civil investigative demand or similar process) to disclose such Seller Information.

     (c) In the event that any party hereto (other than Seller) or any of its representatives is requested or becomes legally compelled (by interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the Seller Information, such party will (or will cause its representatives to)

          (i) provide Seller with prompt written notice so that (A) Seller or any other Seller Information Provider may seek a protective order or other appropriate remedy, or (B) Seller may, if it so chooses, agree that such party (or its representatives) may disclose such Seller Information pursuant to such request or legal compulsion;

          (ii) unless Seller agrees that such Seller Information may be disclosed, make a timely objection to the request or compulsion to provide such Seller Information on the basis that such Seller Information is confidential and subject to the agreements contained in this Section 14.07;
                                                                  -------------

          (iii) take any action as Seller or any other Seller Information Provider may reasonably request to seek a protective order or other appropriate remedy, provided that, in connection therewith, such party
                         --------
     shall have first received such assurances as it may reasonably request that Seller or such other Seller Information Provider shall reimburse such party's or its representatives' reasonable costs and expenses or provide such other assistance as such party or its representatives may reasonably require; and

          (iv) in the event that such protective order or other remedy is not obtained, or Seller agrees that such Seller Information may be disclosed, furnish only that portion of the Seller Information which is legally required to be furnished, and, provided such party (or its representative) is reimbursed or assisted as referred to in clause (iii) above, exercise
                                                 ------------
     best efforts to obtain reliable assurance that confidential treatment will be accorded the Seller Information.

     (d) This Section 14.07 shall survive termination of this Agreement.
              -------------

     SECTION 14.08.  Confidentiality of BofA Information.  (a) Each party hereto
                     ------------------------------------
(other than Bank of America) acknowledges that Bank of America regards the structure of the transactions contemplated by this Agreement, and by any Program Support Agreement and the other Program Documents referred to therein, to be proprietary, and each such party severally agrees that:

         (i) unless Bank of America shall otherwise agree in writing, and except as provided in subsection (b), such party will not disclose to
                           --------------
     any other person or entity:

            (A) any information regarding, or copies of, this Agreement or any transaction contemplated hereby,

            (B) any information regarding, or copies of, any Program Support Agreement, any of the other Program Documents referred to therein, or any transaction contemplated thereby,

            (C) any information regarding the organization or business of Purchaser generally, or

            (D) any information regarding Bank of America which is designated by Bank of America to such party in writing or otherwise as confidential or not otherwise available to the general public

(the information referred to in clauses (A), (B), (C) and (D) above, whether
                                -----------  ---  ---     ---
furnished by Purchaser, Bank of America, any Program Support Provider, any assignee of or participant in any rights or obligations of Purchaser, or any Program Support Provider or any attorney for or other representative of any of the foregoing (each a "BofA Information Provider"), is collectively referred to
                       -------------------------
as the "BofA Information"; provided, however, "BofA Information" shall not
        ----------------   --------  -------   ----------------
include any information which is or becomes generally available to the general public or to such party on a nonconfidential basis from a source other than Bank of America or any other BofA Information Provider, or which was known to such party on a nonconfidential basis prior to its disclosure by Bank of America or any other BofA Information Provider);

        (ii) such party will make the BofA Information available to only such of its officers, directors, employees and agents who (A) in the good faith belief of such party, have a need to know such BofA Information, (B) are informed by such party of the confidential nature of the BofA Information and the terms of this Section 14.08, and (C) are subject to confidentiality
                     -------------
   restrictions consistent with this Section 14.08;
                                     -------------

        (iii) such party will use the BofA Information solely for the purposes of evaluating, administering and enforcing the transactions contemplated by this Agreement and making any necessary business judgments with respect thereto; and

        (iv) such party will, upon demand, return (and cause each of its officers, directors, employees, agents, attorneys, consultants or auditors (collectively, "representatives") to return) to Bank of America, or to such
                   ---------------
   other BofA Information Provider as shall have furnished it with any BofA Information, all documents or other written material received from Bank of America or such other BofA Information Provider which constitute or contain any Information described in subclause (B), (C), or (D) of clause (i) above
                                -------------  ---     ---    ----------
   and all copies of such documents or other material in its possession or in the possession of any of its representatives, and will not retain any copy, summary or extract thereof on any storage medium whatsoever.

   (b)    Notwithstanding clause (i) of subsection (a), each party may disclose
                          ----------    --------------
any BofA Information:

          (i) to its independent attorneys, consultants and auditors who (A) in the good faith belief of such party, have a need to know such BofA Information, (B) are informed by such party of the confidential nature of the BofA Information and the terms of this Section 14.08, and (C) are
                                              -------------
   subject to confidentiality restrictions consistent with this Section 14.08,
                                                                -------------

     (ii) to any other party to this Agreement, for the purposes contemplated hereby,

     (iii) as may be required by any municipal, state, federal or other regulatory body having or claiming to have jurisdiction over such party, in order to comply with any law, order, regulation, regulatory request or ruling applicable to such party, or

     (iv)  subject to subsection (c), in the event such party is legally
                      --------------
   compelled (by interrogatories, requests for information or copies, subpoena, civil investigative demand or similar process) to disclose such BofA Information.

   (c) In the event that any party hereto (other than Bank of America) or any one to whom such party or its representatives transmits the BofA Information is requested or becomes legally compelled (by interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the BofA Information, such party will (or will cause its representatives to)

       (i) provide Bank of America with prompt written notice so that (A) Purchaser, Bank of America, or any other BofA Information Provider may seek a protective order or other appropriate remedy, or (B) Bank of America may, if it so chooses, agree that such party (or its representatives) may disclose such BofA Information pursuant to such request or legal compulsion;

       (ii) unless Bank of America agrees that such BofA Information may be disclosed, make a timely objection to the request or compulsion to provide such BofA Information on the basis that such BofA Information is confidential and subject to the agreements contained in this Section 14.08;
                                                   -------------

       (iii) take any action as Bank of America or any other BofA Information Provider may reasonably request to seek a protective order or other appropriate remedy; and

       (iv) in the event that such protective order or other remedy is not obtained, or Bank of America agrees that such BofA Information may be disclosed, furnish only that portion of the BofA Information which is legally required to be furnished, and exercise best efforts to obtain reliable assurance that confidential treatment will be accorded the BofA Information.

     (d)  This Section 14.08 shall survive termination of this Agreement.
          ------------

     SECTION 14.09.  Captions and Cross References.  The various captions
                     ------------------------------
(including, without limitation, the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement. Unless otherwise indicated, references in this Agreement to any Section, Appendix, Schedule or Exhibit are to such Section of or Appendix, Schedule or Exhibit to this Agreement, as the case may be, and references in any Section, subsection, or clause to any subsection, clause or subclause are to such subsection, clause or subclause of such Section, subsection or clause.

     SECTION 14.10.  Integration.  This Agreement contains a final and complete
                     ------------
integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

     SECTION 14.11.  GOVERNING LAW.  THIS AGREEMENT, INCLUDING THE RIGHTS AND
                     --------------
DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE INTERESTS OF THE PURCHASERS IN THE RECEIVABLES IS GOVERNED BY THE LAWS OF THE JURISDICTION OTHER THAN THE STATE OF NEW YORK.

     SECTION 14.12.  WAIVER OF JURY TRIAL .  EACH OF SELLER, PURCHASER AND AGENT
                     ---------------------
HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, THE CERTIFICATE OF ASSIGNMENTS, ANY OTHER AGREEMENT DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY BE IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING OR OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, THE CERTIFICATE OF ASSIGNMENTS OR ANY OTHER AGREEMENT DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY TRIAL.

     SECTION 14.13.  CONSENT TO JURISDICTION; WAIVER OF IMMUNITIES.  EACH OF
                     ----------------------------------------------
SELLER AND PURCHASER HEREBY ACKNOWLEDGES AND AGREES THAT:

         (a) IT IRREVOCABLY (i) SUBMITS TO THE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, (ii) AGREES THAT ALL

     CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED ONLY IN SUCH NEW YORK STATE OR FEDERAL COURT AND NOT IN ANY OTHER COURT, AND (iii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

        (b) TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THIS AGREEMENT.

     SECTION 14.14.  Execution in Counterparts; Effectiveness.  This Agreement
                     -----------------------------------------
may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Seller and the Purchaser (or notice thereof satisfactory to the Agent) shall have been received by the Agent and notice thereof shall have been given by the Agent to the Seller and the Purchaser.

                              [SIGNATURES FOLLOW]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                              RECEIVABLES CAPITAL CORPORATION,
                              as Purchaser


                              By_________________________________
                              Title______________________________

                              c/o Merrill Lynch Money Markets Inc.
                              World Financial Center - South Tower
                              225 Liberty Street - 8th Floor
                              New York, New York  10080
                              Attention:  Mr. Gary Carlin
                              Telephone Number: (212) 236-7200
                              Facsimile Number: (212) 236-7584

                              With a copy to:

                              Merrill Lynch Money Markets Inc.
                              5500 Sears Tower
                              Chicago, Illinois  60606
                              Telephone Number:  (312) 993-2497
                              Facsimile Number:  (312) 993-2497
                              Attention:  Mr. John Pratt


                              And with a copy to the Agent (except in the case of notice from the Agent)

                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION
                              as the Agent


                              By_______________________________
                              Title____________________________

                              231 South LaSalle Street
                              Chicago, Illinois  60697
                              Facsimile No.:  (312) 828-7855
                              Attention:      Asset Securitization
                                              Group

                              Eurodollar Office:

                              231 South LaSalle Street
                              Chicago, Illinois  60697


                              WESTERN GAS RESOURCES, INC.,
                              as Seller and initial Servicer

                              By_______________________________
                              Title____________________________

                              12200 North Pecos Street
                              Denver, Colorado  80234
                              Facsimile No.:  (303) 254-9794
                              Attention: Vice President - Finance

                                   APPENDIX A

                                  DEFINITIONS



          This is Appendix A to the Receivables Purchase Agreement dated as of
                  ----------
February 28, 1995 among Western Gas Resources, Inc., Receivables Capital Corporation and Bank of America National Trust and Savings Association, as Agent (as amended, supplemented or otherwise modified from time to time, this

"Agreement").  Each reference in this Appendix A to any Section, Appendix or
----------                            ----------
Exhibit refers to such Section of or Appendix or Exhibit to this Agreement.


                                     INDEX

                                                                  Page No.
                                                                  --------
A.    Defined Terms ...........................................      A-1
B.    Other Terms .............................................      A-20
C.    Computations of Time Periods ............................      A-21

  A.  Defined Terms.  As used in this Agreement, unless the context requires a
      -------------
different meaning, the following terms have the meanings indicated hereinbelow:

  "Adjusted Average Maturity" has the meaning set forth in Appendix B.
   -------------------------                               ----------

  "Adverse Claim" means a lien, security interest, charge, or encumbrance, or
   -------------
other right or claim of any Person other than (a) a potential claim or right (that has not yet been asserted) of a trustee appointed for an Obligor in connection with any Event of Bankruptcy or (b) an unfiled lien for taxes accrued but not yet payable; provided, that a right of setoff (whether arising by
                     --------
contract entered into in the ordinary course of business or by operation of law) shall not be deemed an "Adverse Claim"; provided, however that Seller shall, and
                        -------------   --------  -------
shall cause each Originator to, use its best efforts (x) not to enter into any contractual setoff rights and (y) to monitor and, upon Agent's request, to provide reports as to, Contracts containing contractual setoff rights; notwithstanding the foregoing, the Agent may exclude as an Eligible Receivable any Receivable subject to any right of setoff, it being understood that any Receivable that is subject to a known offset shall not constitute an Eligible Receivable.

  "Affected Party" means each of Purchaser, each Program Support Provider, any
   --------------
permitted assignee of Purchaser or any Program Support Provider any assignee of any of Purchaser's obligations to a Program Support Provider in respect of any Funding, and any holder of a participation interest in the rights and obligations of any Program Support Provider under a Program Support Agreement and in respect of any Funding, the Agent, Bank of America and any holding company of Bank of America.

  "Affected Receivables" means each of those Receivables listed in that certain
   --------------------
letter agreement dated the date hereof from Seller to Purchaser and Agent, being Receivables affected by a computer system malfunction at a certain pipeline company (as more fully described in such letter agreement) which occurred prior to the date of the Agreement as represented by the Seller to the Purchaser pursuant to Section 6.01(u).
            ---------------

  "Affiliate" when used with respect to a Person means any other Person
   ---------
controlling, controlled by, or under common control with, such Person provided
                                                                      --------
that directors of the Seller that are "affiliates" of the Seller solely as a result of a designation as such required by the rules and regulations of the Securities and Exchange Commission shall not be considered Affiliates of the Seller under this Agreement. A Person shall be deemed to be "controlled by" any other Person if such other Person owns or holds 50% or more of any class of voting securities of such Person or possesses, directly or indirectly, power to vote 50% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners.

  "Affiliated Obligors" has the meaning set forth in Section 2.04.
   -------------------                               ------------

  "Agent" has the meaning set forth in the preamble.
   -----                                   --------

  "Agreement Documents" means this Agreement, the Certificate of Assignments,
   -------------------
the Assignment Agreement and the other documents to be executed and delivered in connection herewith.

  "Aggregate Purchaser's Investments" at any time means the sum of the Dollar
   ---------------------------------
amount of all Purchaser's Investments.

  "Aggregate Required Allocations" at any time means the sum of all Required
   ------------------------------
Allocations of all Undivided Interests.

  "Alternate Reference Rate" has the meaning set forth in Appendix B.
   ------------------------                               ----------

  "Arrangement Fee" has the meaning set forth in Section 4.01(a).
   ---------------                               ---------------

  "Assignment Agreement" means the Assignment Agreement dated as of February 28,
   --------------------
1995, among Seller and the Originators, as it may be amended, supplemented or otherwise modified from time to time with the consent of the Agent.

  "Average Maturity" has the meaning set forth in Appendix B.
   ----------------                               ----------

  "Bank of America" has the meaning set forth in the preamble.
   ---------------                                   --------

  "Bank Rate" has the meaning set forth in Appendix B.
   ---------                               ----------

  "Business Day" means a day on which both (a) the Agent at its principal office
   ------------
in Chicago, Illinois is open for business and (b) commercial banks in New York City are not authorized or required to be closed for business.

  "Certificate of Assignments" means a certificate of assignment, by Seller to
   --------------------------
the Agent, in the form of Exhibit 5.01(a), evidencing an Undivided Interest
                          ---------------
owned by Purchaser or an assignee thereof.

  "Change of Control" means any of the following: (i) the occurrence of a
   -----------------
Founders Ownership Change; or (ii) Brion G. Wise ceases to be a director of Seller for reasons other than death or disability; or (iii) Bill M. Sanderson ceases to be a director of Seller for reasons other than death or disability. For purposes of this definition, a "Founders Ownership Change" shall be deemed to have occurred at any point in time at which a Person or Persons acting in concert (such Person or Persons herein referred to as an "Acquiring Person") obtain legal or beneficial ownership (within the meaning of Rule 13d-3, promulgated by the Securities and Exchange Commission and now in effect under the Securities Exchange Act of 1934, as amended) of a number of Voting Shares greater than or equal to the Voting Shares owned by the Founders at the time of calculation. For purposes of calculating the number of Voting Shares of any Founder for purposes of this definition, the Voting Shares owned legally or beneficially by such Founder shall be included in the Voting Shares of an Acquiring Person (and excluded from the Voting Shares of the remaining Founders) if such Founder votes his Voting Shares in concert with an Acquiring Person against the remaining Founders in (A) an election for the Board of Directors or
(B) the modification of the Seller's certificate of incorporation or by-laws.

  "Collateral" has the meaning set forth in Section 9.01.
   ----------                               ------------

  "Collections" means, with respect to any Receivable, all funds which either
   -----------
(a) are received by Seller or Servicer from or on behalf of the related Obligors in payment of any amounts owed (including, without limitation, purchase prices, finance charges, interest and all other charges) in respect of such Receivable, or applied to such amounts owed by such Obligors (including, without limitation, insurance payments that Seller or Servicer applies in the ordinary course of its business to amounts owed in respect of such Receivable and net proceeds of sale or other disposition of repossessed goods or other collateral or property of the Obligor or any other party directly or indirectly liable for payment of such Receivable and available to be applied thereon), or (b) are deemed to have been received by Seller or any other Person as a Collection pursuant to Section 3.03
                                                                    ------------
or 3.04; provided that, prior to such time as Seller shall cease to be Servicer,
   ----  -------- ----
late payment charges, collection fees and extension fees shall not be deemed to be Collections.

  "Commercial Paper Notes" means short-term promissory notes issued or to be
   ----------------------
issued by Purchaser to fund its investments in accounts receivable or other financial assets.

  "Commercial Paper Rate" has the meaning set forth in Appendix B.
   ---------------------                               ----------

  "Commitment" has the meaning set forth in Section 1.01.
   ----------                               ------------

  "Commitment Termination Date" has the meaning set forth in Section 1.05(a).
   ---------------------------                               ---------------

  "Concentration Limit" has the meaning set forth in Section 2.04(b).
   -------------------                               ---------------

  "Conditions Precedent" has the meaning set forth in Section 5.02.
   --------------------                               ------------

  "Consolidated" refers to the consolidation of any Person, in accordance with
   ------------
generally accepted accounting principles, with its properly consolidated Subsidiaries. References herein to a Person's Consolidated financial statements, financial position, financial condition, liabilities, etc. refer to the consolidated financial statements, financial position, financial condition, liabilities, etc. of such Person and its properly consolidated Subsidiaries.

  "Contract" means a contract between Seller and any Person or between any
   --------
Originator and any Person or an open account agreement with any Person, in each case pursuant to or under which such Person shall be obligated to make payments to Seller or such Originator for the sale, transportation, gathering, treating, processing, storing or transferring of Natural Gas by Seller or such Originator from time to time.

  "Credit and Collection Policy" means those credit and collection  policies and
   ----------------------------
practices relating to Contracts and

Receivables described in Schedule 6.01(p)-2, as modified without violating
                         ------------------
Section 7.03(c).
---------------

  "Debt to Capitalization Ratio" means, at the time of determination, the ratio
   ----------------------------
of (a) the Adjusted Funded Debt of Seller to (b) the sum of (i) the Adjusted Funded Debt of Seller plus (ii) Seller's Shareholders' Equity. As used in this
                      ----
definition, "Shareholders' Equity" means the remainder of (1) Seller's consolidated assets minus (2) the sum of (x) Seller's consolidated liabilities
                    -----
plus (y) all treasury stock of Seller and its Subsidiaries plus (z) all intangible assets of Seller and its Subsidiaries (including without limitation all patents, copyrights, licenses, franchises, goodwill, trade names and trade secrets); provided that the term "Shareholder's Equity" shall include the book value of long-term gas contracts with producers that Seller assumes in connection with acquisitions that are reflected on the books of Seller as assets. As used in this definition, "Adjusted Funded Debt of Seller" means, at the time of determination, the sum of (1) Funded Debt plus (2) Excess Working Capital Deficit.

  "Default Ratio" means the ratio (expressed as a percentage) computed as of the
   -------------
last day of each month by dividing (x) the aggregate Unpaid Balance of all Receivables (other than Affected Receivables) that were Defaulted Receivables during such month by (y) the aggregate Unpaid Balance of all Receivables (other than Affected Receivables) on such date.

  "Default Reserve" has the meaning set forth in Appendix B.
   ---------------                               ----------

  "Defaulted Receivable" means a Receivable:  (a) as to which any payment, or
   --------------------
part thereof, remains unpaid for 90 days from the original due date for such payment (or if such 90th day is not a Business Day, the Business Day immediately succeeding such 90th day), (b) as to which the Obligor thereof is an Obligor with regard to which an Event of Bankruptcy has occurred and remains continuing,
(c) as to which payments have been extended, or the terms of payment thereof rewritten, without the Agent's consent or (d) which, consistent with the Credit and Collection Policy, would be written off Seller's books as uncollectible.

  "Delinquency Ratio" means the ratio (expressed as a percentage) computed as of
   -----------------
the last day of each month by dividing (x) the aggregate Unpaid Balance of all Receivables (other than Affected Receivables) that were Delinquent Receivables at the end of such month by (y) the aggregate Unpaid Balance of all Receivables (other than Affected Receivables) on such date.

  "Delinquent Receivable" means a Receivable that is not a Defaulted Receivable
   ---------------------
and: (a) as to which any payment, or part thereof, remains unpaid for 30 days or more from the original due date for such payment; or (b) which, consistent with the Credit and Collection Policy, would be classified as delinquent by Seller.

  "Designated Affiliate" means with respect to the Purchaser or the Agent, any
   --------------------
Person which the Purchaser or the Agent respectively shall have described as such by at least 3 days prior notice to the Seller.

  "Designated Obligor" means, at any time, all Obligors of Seller and all
   ------------------
Obligors of the Originators except any such Obligor as to which the Agent has, at least three Business Days prior to the date of determination, given notice to Seller that such Obligor shall not be considered a Designated Obligor.

  "Diligently Contested" means, with respect to any lien or encumbrance, any
   --------------------
such lien or encumbrance which is being contested in good faith by appropriate proceeding and with respect of which the Seller has set aside on its books adequate allowance accounts therefor in accordance with generally accepted accounting principles.

  "Dilution Ratio" means, on any day occurring during a calendar month, the
   --------------
ratio (expressed as a percentage) of (x) the aggregate sum of all Collections deemed to have been received by the Seller with respect to any Receivable other than the Affected Receivables pursuant to Section 3.03 (a) (i) through (iv)
                                          --------------------         ----
inclusive during the immediately preceding calendar month other than Collections deemed to have been received by the Seller with respect to a Receivable solely because such Receivable became a Defaulted Receivable, to (y) the aggregate principal balance of all Receivables other than the Affected Receivables billed during such immediately preceding calendar month.

  "Discount Factor" has the meaning set forth in Appendix B.
   ---------------                               ----------

  "Dollars" means dollars in lawful money of the United States of America.
   -------

  "Earned Discount" has the meaning set forth in Appendix B.
   ---------------                               ----------

  "Effective Date" means the date this Agreement becomes effective pursuant to
   --------------
Section 14.14.
-------------

  "Eligible Contract" means a Contract substantially in one of the forms set
   -----------------
forth in Schedule 6.01(p)-1 or in such other form or forms from time to time
         ------------------
approved by the Agent subject to amendments and modifications of the type permitted pursuant to Section 7.03(b).
                      ---------------

  "Eligible Receivable" means, at any time, a Receivable:
   -------------------

  (a) which, according to the Contract related thereto, is required to be paid in full within 30 days of the original billing date therefor;

  (b) which, (i) if the perfection of Purchaser's undivided ownership interest therein is governed by the laws of a jurisdiction where the Uniform Commercial Code -- Secured Transactions is in force, constitutes an account as defined in the Uniform Commercial Code as in effect in such jurisdiction, and (ii) if the perfection of Purchaser's undivided ownership interest therein is governed by the law of any jurisdiction where the Uniform Commercial Code -- Secured Transactions is not in force, Seller has furnished to the Agent such opinions of counsel and other evidence as has reasonably been requested, establishing to the reasonable satisfaction of the Agent that Purchaser's undivided ownership interest and other rights with respect thereto are not significantly less protected and favorable than such rights under the Uniform Commercial Code;

  (c) the Obligor of which is a United States resident, is not an Affiliate of Seller or of any Originator, is not a Designated Affiliate of Agent or Purchaser and is not a government or a governmental subdivision or agency;

  (d)   the Obligor of which is a Designated Obligor;

  (e) the Obligor of which is not the Obligor with respect to Defaulted Receivables having an aggregate Unpaid Balance of 50% or more of the aggregate Unpaid Balance of all Receivables of such Obligor;

  (f) the Obligor of which has not for credit reasons been required by Seller at any time during the immediately preceding 12-month period to pay on a cash basis for services rendered or goods sold;

  (g)   which is not a Defaulted Receivable;

  (h)   with regard to which the warranty of Seller in Section 6.01(l) is true
                                                       ---------------
and correct;

  (i) the sale of an undivided interest in which does not contravene or conflict with any law;

  (j) which is an account receivable representing all or part of the sales price of merchandise, insurance and services within the meaning of
Section 3(c)(5) of the Investment Company Act of 1940, as amended;

  (k) which arises out of a current transaction, or the proceeds of which have been or are to be used for current transactions, within the meaning of Section 3(a)(3) of the Securities Act of 1933, as amended;

  (l)   which is denominated and payable only in Dollars in the United States;

  (m) which arises under an Eligible Contract that has been duly authorized and that, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor of such Receivable enforceable against such Obligor in accordance with its terms and is not subject to any known dispute (it being understood that nonpayment resulting solely from failure to receive an invoice or back-up information does not constitute a dispute), offset, counterclaim or defense whatsoever (except the discharge in bankruptcy of such Obligor and except, with respect to UCC 9.319 Receivables, the rights described in the definition thereof as to which no step of the type described in Section 7.02(g) has been taken or commenced);
                         ---------------

  (n) which, together with the Contract related thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party to the Contract related thereto is in violation of any such law, rule or regulation in any material respect if such violation would impair the collectibility of such Receivable;

  (o) which (i) was generated in the normal course of Seller's or an Originator's business, and (ii) satisfies all applicable requirements of the Credit and Collection Policy;

  (p)   which is not an Affected Receivable;

  (q)   which is billed within 60 days of the date it was generated;

  (r) as to which the Agent has not provided Seller three (3) Business Days' prior notice that the Agent has determined, in its sole discretion, that such Receivable (or class of Receivables) is not or is no longer acceptable for purchase hereunder; and

  (s) the Obligor of such Receivable is not the Obligor with respect to Receivables with an aggregate Unpaid Balance in excess of the Concentration Limit for such Obligor;

provided, however, that in the event one or more Receivables generated on any
--------  -------
day by an Obligor or one or more Affiliated

Obligors would not constitute Eligible Receivables solely because its or their Unpaid Balance exceed the Concentration Limit for such Obligor or Affiliated Obligors as calculated pursuant to Section 2.04 (the excess of the sum of the
                                   ------------
Unpaid Balance of all Receivables of such Obligor or Affiliated Obligors over the Concentration Limit for such Obligor or Affiliated Obligors, as the case may be, being herein called the "Excess Concentration Amount") then (i) the
                                 ---------------------------
Unpaid Balance of such Receivables shall be deemed to be reduced pro rata by
                                                                 --- ----
such Excess Concentration Amount (the resulting Unpaid Balance being the "Reduced Unpaid Balance") and such Receivables shall be deemed Eligible
 ----------------------
Receivables up to the Reduced Unpaid Balance, (ii) all Collections in respect of each such Receivables up to the Reduced Unpaid Balance for each such Receivable shall be payable to the Purchaser and the Seller as Collections in respect of Pool Receivables pursuant to the other provisions of this Agreement, and (iii) all Collections (if any) in respect of each such Receivable in excess of such Receivable's Reduced Unpaid Balance shall be payable to Seller as if such funds were not Collections on account of Pool Receivables, it being understood that no Collections in respect of any such Receivable shall be payable under clause
(iii) of this sentence except to the extent that Collections with respect to such Receivable in an amount exceeding the Reduced Unpaid Balance of such Receivable shall have been paid as Collections in respect of Pool Receivables pursuant to the provisions of this Agreement.

  "ERISA" means the U.S. Employee Retirement Income Security Act of 1974, as
   -----
amended from time to time.

  "Eurodollar Rate (Reserve Adjusted)" has the meaning set forth in Appendix B.
   ---------------------------------                                ----------

  "Event of Bankruptcy" shall be deemed to have occurred with respect to a
   -------------------
Person if either:

       (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

       (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

  "Excepted Receivables" means, on any date, those Receivables which are
   --------------------
described in the Excepted Receivables Schedule last received by the Agent at a time when the Undivided Interest, calculated as of such date after taking into consideration the Excepted Receivables Schedule received on such date, did not exceed 100%.

  "Excepted Receivables Schedule" means a schedule signed by the Seller in form
   -----------------------------
and substance satisfactory to the Agent and the Purchaser describing by Obligor, amount, invoice number and date, the Receivables which constitute Ineligible Receivables and certifying that (i) the information contained in such schedule is true, correct and complete, (ii) the Receivables described in such schedule constitute all the then outstanding Ineligible Receivables and will not be included in the Receivables Pool as a result of such ineligibility and (iii) the Undivided Interests do not exceed 100%

  "Excess Working Capital Deficit" means (i) if Seller's Working Capital is
   ------------------------------
greater than or equal to negative $10,000,000, zero, or (ii) if Seller's Working Capital is less than negative $10,000,000 the product of (A) the amount of such Working Capital plus $10,000,000 multiplied by (B) negative one (for example, if
                ----             -------------
Working Capital equals negative $15,000,000, the Excess Working Capital Deficit would equal $5,000,000). For purposes of this definition, "Working Capital" means the remainder of Seller's Consolidated current assets minus Seller's
                                                            -----
Consolidated current liabilities, excluding current maturities of long-term Indebtedness.

  "Existing Credit Agreement" means and includes the Credit Agreement dated as
   -------------------------
of December 1, 1989 among Purchaser, BofA (as assignee of BAI) and Credit Lyonnais, as amended, supplemented or otherwise modified from time to time.

  "Federal Reserve Board" means the Board of Governors of the Federal Reserve
   ---------------------
System, or any successor thereto or to the functions thereof.

  "Founders" means, collectively, Brion G. Wise, Bill M. Sanderson, Walter L.
   --------
Stonehocker, Dean Phillips, Ward Sauvage and their immediate families and the companies through which they hold ownership in Seller.

  "Funded Debt" means the aggregate of the following Indebtedness of Seller and
   -----------
the Subsidiaries, after elimination of intercompany items and other consolidation in accordance with generally accepted accounting principles: (a) Indebtedness for borrowed money, regardless of maturity, (b) Indebtedness constituting an obligation to pay the deferred purchase price of property, (c) Indebtedness evidenced by a bond, debenture, note or similar instrument and (d) Indebtedness which is due and payable at the time in question, with respect to letters of credit or applications or reimbursement agreements therefor; provided however that any amounts outstanding under subordinated notes into which shares of Preferred Stock have been converted (following Agent's consent thereto) shall be included in Funded Debt following such conversion.

  "Funding" means a drawing under a letter of credit, surety bond or other
   -------
instrument issued pursuant to a Program Support Agreement, a drawing on a cash collateral account funded pursuant to a Program Support Agreement, a purchase, loan or other extension of credit made by a Program Support Provider to the Purchaser under a Program Support Agreement, or any other advance or disbursement of funds from or to the Purchaser or for the Purchaser's account or for which the Purchaser is obligated to reimburse a Program Support Provider pursuant to a Program Support Agreement.

  "Indebtedness" means, as to any Person, all indebtedness, liabilities and
   ------------
obligations of such Person, whether primary or secondary, direct or indirect, absolute or contingent.

  "Indemnified Amounts" has the meaning set forth in Section 13.01.
   -------------------                               -------------

  "Indemnified Party" has the meaning set forth in Section 13.01.
   -----------------                               -------------

  "Ineligible Receivable" means, as of any date, each Receivable that as of such
   ---------------------
date does not constitute an Eligible Receivable.

  "Investment Grade Obligor" means any two Obligors from time to time designated
   ------------------------
by the Seller and not disapproved by the Agent the long term senior debt of which (or of whose Parent Company) is rated BBB or better by Standard & Poor's Corporation or Baa2 or better by Moody's Investors Service, Inc.; provided that the Agent may at any time upon three (3) days prior written notice declare any Obligor previously accepted as an Investment Grade Obligor not to be an Investment Grade Obligor.

  "Involuntary Federal Proceeding" has the meaning set forth in  Section
   ------------------------------                                -------
10.02(b).
--------

  "Liquidations" means, for any period, the aggregate Collections of all
   ------------
outstanding Receivables (including all cash proceeds of the Related Security with respect thereto) during such period minus without duplication, the amount of Collections deemed to have been received during such period pursuant to Sections 3.03(a) and 3.04.
----------------     ----

  "Lock-Box Agreement" means a letter agreement, in substantially the form of
   ------------------
Exhibit 5.01(h), between Seller and any Lock-Box Bank.
---------------

  "Lock-Box Bank" means any of the banks holding one or more lock-box accounts
   -------------
for receiving Collections from Pool Receivables.

  "Losses to Liquidations Ratio" means the percentage, computed as of each Month
   ----------------------------
End Date, that (x) the losses (net of recoveries) recognized during the one month period ending on such Month End Date on all Receivables owned by Seller other than the Affected Receivables was of (y) the sum of (i) Liquidations of such Receivables during such period plus (ii) the amount of Collections deemed to have been received with respect to such Receivables during such period pursuant to Section 3.03(a)(i)(B) as a result of a setoff in respect of any
            ---------------------
claim by the Obligor thereof against Seller or any Affiliate of Seller (whether such claim arises out of the same or a related or an unrelated transaction).

  "Month End Date" means the last day of each calendar month.
   --------------

  "Natural Gas" means natural gas and natural gas liquids.
   -----------

  "Negative Spread Fee" has the meaning set forth in Appendix B.
   -------------------                               ----------

  "Obligor" means a Person obligated to make payments with respect  to a
   -------
Receivable.

  "Originator" means each wholly-owned Subsidiary of Seller that becomes a party
   ----------
to the Assignment Agreement, provided that the Agent has approved such
                             --------
Subsidiary in writing and such

Subsidiary delivers to the Agent the following documents, each in form and substance satisfactory to the Agent: (i) a copy of the resolutions of the Board of Directors of such Subsidiary approving the Assignment Agreement and the transactions contemplated thereby, certified by its Secretary or Assistant Secretary; (ii) good standing certificates issued by the Secretary of State of such Subsidiary's incorporation and the Secretary of State of Colorado; and
(iii) the certificate of the Secretary or Assistant Secretary of such Subsidiary certifying the names and true signatures of the officers authorized on its behalf to sign the Assignment Agreement and the other Agreement Documents to be delivered by it; (iv) the Articles of Incorporation of such Subsidiary, duly certified by the Secretary of State of its incorporation, together with a copy of its by-laws, duly certified by its Secretary or Assistant Secretary; (v) acknowledgement copies of proper financing statements (form UCC-1), naming such Subsidiary as debtor and seller, Seller as secured party and purchaser and Purchaser as assignee that have been filed in such jurisdictions as the Agent may reasonably request; (vi) a search report provided in writing by a service acceptable to the Agent, listing all effective financing statements that name such Subsidiary as debtor or seller and that are filed in the jurisdictions in which filings were made pursuant to the foregoing clause (v) and in such other
                                                  ----------
jurisdictions as the Agent shall reasonably request, together with copies of such financing statements (none of which shall cover any Receivables or Contracts or interest therein or Collections or proceeds of any thereof); (vii) favorable opinions from counsel satisfactory to the Agent in form and substance satisfactory to the Agent with respect to such Subsidiary and the Receivables generated by such Subsidiary); and (viii) evidence of the execution and delivery by such Subsidiary of the Assignment Agreement and the fact that such Subsidiary has delivered each document to be executed and delivered in connection therewith.

  "Parent Company" means with respect to any Person, any other Person which
   --------------
directly or indirectly owns 50% or more of the common stock of such Person.

  "Periodic Report" means a report in substantially the form of Exhibit 3.05(a).
   ---------------                                              ---------------

  "Person" means an individual, partnership, corporation (including a business
   ------
trust), joint stock company, trust, unincorporated association, joint venture, government or any agency or political subdivision thereof or any other entity.

  "Pool Balance" has the meaning set forth in Section 2.04(a).
   ------------                               ---------------

  "Pool Receivable" means a Receivable in the Receivables Pool.
   ---------------

  "Preferred Stock" means, collectively, (i) the 7.25% Cumulative Senior
   ---------------
Perpetual Convertible Preferred Stock of Seller and (ii) 2,760,000 shares of Cumulative Convertible Preferred Stock of Seller.

  "Program Fee" has the meaning set forth in Section 4.01(b).
   -----------                               ---------------

  "Program Fee Rate" has the meaning set forth in Schedule 4.01.
   ----------------                               -------------

  "Program Support Agreement" means and includes (a) the Existing Credit
   -------------------------
Agreement and any letter of credit issued thereunder, (b) the Existing Liquidity Agreement and (c) any other agreement hereafter entered into by any Program Support Provider providing for the issuance of one or more letters of credit for the account of the Purchaser, the issuance of one or more surety bonds for which the Purchaser is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, the sale by the Purchaser to any Program Support Provider of Undivided Interests (or portions thereof) and/or the making of loans and/or other extensions of credit to the Purchaser in connection with the Purchaser's securitization program, together with any letter of credit, surety bond or other instrument issued thereunder (but excluding any discretionary advance facility provided by the Agent).

  "Program Support Provider" means and includes BofA and any other or additional
   ------------------------
Person (other than any customer of the Purchaser) now or hereafter extending credit or having a commitment to extend credit to or for the account of the Purchaser or issuing a letter of credit, surety bond or other instrument to support any obligations arising under or in connection with the Purchaser's securitization program.

  "Purchase" has the meaning set forth in Section 1.01(a).
   --------                               ---------------

  "Purchase Limit" has the meaning set forth in Section 1.02(a).
   --------------                               ---------------

  "Purchase Termination Date" has the meaning set forth in Section 1.06.
   -------------------------                               ------------

  "Purchaser" has the meaning set forth in the preamble.
   ---------                                   --------

  "Purchaser Rate" has the meaning set forth in Appendix B.
   --------------                               ----------

  "Purchaser's Investment" has the meaning set forth in Section 2.03.
   ----------------------                               ------------

  "Purchaser's Share" has the meaning set forth in Section 2.05.
   -----------------                               ------------

  "Rate Variance Factor" has the meaning set forth in Appendix B.
   --------------------                               ----------

  "Receivable" means any right to payment from a Person, whether constituting an
   ----------
account, chattel paper, instrument or general intangible, arising for the account of Seller or any Originator from the sale, transportation, gathering, treating, processing, storing or transferring by Seller or any Originator of Natural Gas, including any right to payment under any Contract relating to the sale, transportation, gathering, treating, processing, or storing or transferring by Seller or any Originator of Natural Gas and the right to payment of any interest or finance charges and other obligations of such Person with respect thereto.

  "Receivables Pool" means at any time all then outstanding Receivables other
   ----------------
than the Excepted Receivables. If a Receivable is a Pool Receivable on the day immediately preceding the Commitment Termination Date, such Receivable shall continue to be considered a Pool Receivable at all times thereafter.

  "Recourse Account" has the meaning set forth in Section 3.04(a).
   ----------------                               ---------------

  "Recourse Unpaid Balance" has the meaning set forth in Section 3.04(b).
   -----------------------                               ---------------

  "Redemption Amount"  means the aggregate amount of all sums paid by Seller to
   -----------------
the holder of the 7.25% Cumulative Senior Perpetual Convertible Preferred Stock of Seller in connection with the redemption of such stock.

  "Regulation D" means Regulation D of the Federal Reserve Board, or any other
   ------------
regulation of the Federal Reserve Board that prescribes reserve requirements applicable to nonpersonal time deposits or "Eurocurrency Liabilities" as presently defined in Regulation D, as in effect from time to time.

  "Regulatory Change" means, relative to any Affected Party
   -----------------
       (a) any change in (or the adoption, implementation, phase-in or commencement of effectiveness of) any

             (i) United States federal or state law or foreign law applicable to such Affected Party;

             (ii) regulation, interpretation, directive, requirement or request (whether or not having the force of law) applicable to such Affected Party of (A) any court, government authority charged with the interpretation or administration of any law referred to in clause (a)(i) or of (B) any fiscal, monetary or other authority
                              -------------
       having jurisdiction over such Affected Party; or

             (iii) generally accepted accounting principles or regulatory accounting principles applicable to such Affected Party and affecting the application to such Affected Party of any law, regulation, interpretation, directive, requirement or request referred to in clause
                                                                        ------
       (a)(i) or (a)(ii) above; or
       ------    -------

       (b) any change in the application to such Affected Party of any existing law, regulation, interpretation, directive, requirement, request or accounting principles referred to in clause (a)(i), (a)(ii) or (a)(iii) above.
                                       -------------  -------    --------

     "Reinvestment" has the meaning set forth in Section 1.01(b).
      ------------                               ---------------

     "Related Security" means, with respect to any Pool Receivable: (a)  all of
      ----------------
Seller's right, title and interest in and to all Contracts or other agreements that relate to such Pool Receivable; (b) all of Seller's interest in the merchandise (including returned merchandise and merchandise constituting Natural Gas (including returned Natural Gas)), if any, relating to the sale which gave rise to such Pool Receivable; (c) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Pool Receivable, whether pursuant to the Contract related to such Pool Receivable or otherwise; (d) the assignment to the Agent, for the benefit of Purchaser and any assignee, of all UCC financing statements covering any collateral securing payment of such Pool Receivable (but such assignment is made only to the extent of the interest of Purchaser in the respective Pool Receivable); and (e) all guarantees and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Pool Receivable whether pursuant to the Contract related to such Pool Receivable or otherwise. The interest of Purchaser in any Related Security is only to the extent of Purchaser's Undivided interest, as more fully described in the definition of an Undivided Interest.

     "Remaining Collections" has the meaning set forth in Section 3.01(a)(ii).
      ---------------------                                       -----------

     "Required Allocations" with respect to any Undivided Interest at any time
      --------------------
means the product of 110% multiplied by the Purchaser's Investment, with respect
                          -------------
to such Undivided Interest at such time.

     "Required Allocations Limit" has the meaning set forth in Section 1.02(b).
      --------------------------                               ---------------

     "Reserve Percentage" has the meaning set forth in Appendix B.
      ------------------                               ----------

     "Revolving Loan Agreement" means that certain First Restated Loan Agreement
      ------------------------
(Revolver) dated as of September 2, 1994 among Seller, the lenders party thereto and NationsBank of Texas, N.A., as Agent, as it may be amended, supplemented or otherwise modified from time to time.

     "Run Off Day" for any Undivided Interest means any of (a) each day which
      -----------
occurs on or after the date designated by the Agent to Seller to be the "Run Off Commencement Date", provided such date is designated on at least one Business Day's notice prior to such Run Off Commencement Date during a time when any of the conditions set forth in Section 5.02 are not satisfied, and on or before the
                            ------------
date, if any, designated by the Agent in its sole discretion to Seller as the "Run Off Termination Date", and (b) each day which occurs on or after the Termination Date for such Undivided Interest.

     "Run Off Discount" has the meaning set forth in Appendix B.
      ----------------                               ----------

     "Run Off Period" means one or more successive Run Off Days.
      --------------

     "Run Off Servicer's Fee" has the meaning set forth in Appendix B.
      ----------------------                               ----------

     "Scheduled Commitment Termination Date" has the meaning set forth in
      -------------------------------------
Section 1.05.
------------

     "Secured Obligations" has the meaning set forth in Section 9.01.
      -------------------                               ------------

     "Seller" has the meaning set forth in the preamble.
      ------                                   --------

     "Servicer" has the meaning set forth in Section 8.01(a).
      --------                               ---------------

     "Servicer Transfer Event" has the meaning set forth in Section 8.01(b).
      -----------------------                               ---------------

     "Servicer's Fee" has the meaning set forth in Appendix B.
      --------------                               ----------

     "Servicer's Fee Reserve" has the meaning set forth in Appendix  B.
      ----------------------                               -----------

     "Settlement Date" means the last day of each Settlement Period.
      ---------------

     "Settlement Period" for any Undivided Interest means
      -----------------

     (a) each period commencing on the first day of each Yield Period for such Undivided Interest and ending on the last day of such Yield Period; and

     (b) on and after the Termination Date for such Undivided Interest, such period (including, without limitation, a daily period) as shall be selected from time to time by the Agent or, in absence of any such selection, each period of thirty days from the next preceding Settlement Date;

provided, however, that
--------  -------

          (i) with respect to any Yield Period of one day (as described in clause (ii) of the proviso of the definition of "Yield Period"), the
     -----------        -------
     related Settlement Period shall be the first day following such Yield
     Period;

          (ii) any Settlement Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day; and

          (iii) the last Settlement Period shall end on the date on which all Undivided Interests have been reduced to zero.

     "Special Concentration Limit" has the meaning set forth in Section 2.04(c).
      ---------------------------                               ---------------

     "Subsidiary" means any corporation, association, partnership, joint
      ----------
venture, or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled by or owned fifty-one percent (51%) or more by the Seller or any of its other Subsidiaries.

     "Successor Notice" has the meaning set forth in Section 8.01(b).
      ----------------                               ---------------

     "Term Loan Agreement" means that certain Third Restated Loan Agreement
      -------------------
(Term) dated as of August 31, 1993, among Seller, Agent and the lenders party thereto, as amended by that certain First Amendment to Third Restated Loan Agreement (Term) dated as of December 31, 1993 and that certain Second Amendment of Third Restated Loan Agreement (Term) dated as of September 2, 1994, as it may be further amended, supplemented or modified from time to time.

     "Termination Date" for any Undivided Interest means the Commitment
      ----------------
Termination Date.

     "Termination Event" has the meaning set forth in Section 10.01.
      -----------------                               -------------

     "UCC" means the Uniform Commercial Code as from time to time in effect in
      ---
the applicable jurisdiction or jurisdictions.

     "UCC 9.319 Receivable" means any Receivable which may be subject to Adverse
      --------------------
Claim arising pursuant to Section 9.319 of the UCC of the State of Texas,
Section 84-9-319 of the UCC of the State of Kansas, Section 34.1-9-319 of the UCC of the State of Wyoming, the Oil and Gas Products Lien Act, New Mexico Statutes Annotated (S)(S) 48-9-1 - 48-9-8 (1978) or the Oil and Gas Owners' Lien Act, Title 52 Oklahoma Statutes Annotated (S)(S) 548 - 548.6, or any successor law or statute or other comparable provision or law of any such jurisdiction, or any comparable provision of any law or similar statute of any other jurisdiction.

     "Undivided Interest" has the meaning set forth in Section 2.01.
      ------------------                               ------------

     "Unmatured Termination Event" means any event which, with the giving of
      ---------------------------
notice or lapse of time, or both, would become a Termination Event.

     "Unpaid Balance" of any Receivable means at any time the sum of (x) the
      --------------                                          ---
unpaid principal amount thereof, plus (y) the unpaid amount of all finance
                                 ----
charges, interest payments and other amounts actually accrued thereon at such time, but excluding, in the case of clause (y) next above, all late payment
          ---------                 ----------
charges, delinquency charges, and extension or collection fees.

     "Voting Shares" means at the time in question, the sum of (a) all
      -------------
outstanding shares of common stock of Seller, (b) all other securities issued by Seller which entitle the holder thereof to voting rights with respect to Seller at such time (as used in this definition, the shares described in the immediately preceding clauses (a) and (b) are collectively called ("Shares")), and (c) the amount of additional Shares (not including any share or security included in the preceding clauses (a) and (b) which may be obtained by converting outstanding shares of capital stock of Seller or rights under other outstanding instruments into Shares.

     "Yield Period" means with respect to any Undivided Interest (or portion
      ------------
thereof):

          (a) the period commencing on the date of the initial Purchase of such Undivided Interest (or such portion) and ending such number of days (not to exceed 45 days or if the related Undivided Interest shall be accruing Earned Discount at a rate determined by reference to the Eurodollar Rate

     (Reserved Adjusted), not to exceed 60 days or if the related Undivided Interest shall be accruing Earned Discount at a rate determined by reference to the Alternate Reference Rate, not to exceed 90 days) thereafter as the Agent shall select, after consultation with the Seller, pursuant to Sections 1.03 or 2.01(b); and
                 -------------    -------

          (b) thereafter, each period commencing on the last day of the immediately preceding Yield Period for such Undivided Interest (or such portion) and ending such number of days (not to exceed 45 days or if the related Undivided Interest shall be accruing Earned Discount at a rate determined by reference to the Eurodollar Rate (Reserved Adjusted), not to exceed 60 days or if the related Undivided Interest shall be accruing Earned Discount at a rate determined by reference to the Alternate Reference Rate, not to exceed 90 days) thereafter as the Agent shall select, after consultation with the Seller;

provided, however, that
--------  -------

          (i) any such Yield Period (other than a Yield Period consisting of one day) which would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day (unless the related Undivided Interest shall be accruing Earned Discount at a rate determined by reference to the Eurodollar Rate (Reserve Adjusted), in which case if such succeeding Business Day is in a different calendar month, such Yield Period shall instead be shortened to the next preceding Business Day);

          (ii) in the case of Yield Periods of one day for any Undivided Interest, (A) the initial Yield Period shall be the day of the related Purchase; (B) any subsequently occurring Yield Period which is one day shall, if the immediately preceding Yield Period is more than one day, be the last day of such immediately preceding Yield Period, and if the immediately preceding Yield Period is one day, shall be the next day following such immediately preceding Yield Period, and (C) any Yield Period for any Undivided Interest which commences before the Termination Date for such Undivided Interest and would otherwise end on a date occurring after such Termination Date, such Yield Period shall end on such Termination Date and the duration of each such Yield Period which commences on or after the Termination Date for such Undivided Interest shall be of such duration as shall be selected by the Agent; and

          (iii) notwithstanding the foregoing clauses (a) and (b), each Yield
                                              -----------     ---
     Period for any Undivided Interest accruing Earned Discount determined by reference to the Alternate

     Reference Rate occurring on a Run Off Day or during a Run Off Period shall have a duration of one day.

The "related" Yield Period for any Undivided Interest at any time means the
     -------
Yield Period pursuant to which Earned Discount is then accruing for such Undivided Interest.

     B.  Other Terms.  All accounting terms not specifically defined herein
         -----------
shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

     C.  Computation of Time Periods.  Unless otherwise stated in this
         ---------------------------
Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

                                   APPENDIX B

                      CALCULATION OF DISCOUNT AND RESERVE



     This is Appendix B to the Receivables Purchase Agreement dated as of
             ----------
February 28, 1995 among Western Gas Resources, Inc., Receivables Capital Corporation and Bank of America National Trust and Savings Association, as Agent (as amended, supplemented or otherwise modified from time to time, the "Agreement"). Capitalized terms used in this Appendix B without definition have
 ---------                                    ----------
the meanings assigned to such terms in Appendix A to the Agreement.  Each
                                       ----------
reference in this Appendix B to any Section refers to such Section of the
                  ----------
Agreement.  Each reference in this Appendix B to any Part refers to the part of
                                   ----------
this Appendix B so designated.
     ----------


                                     INDEX

                                     PART I
                                DISCOUNT FACTOR

Sub-
Part                           Term                           Page No.
----    --------------------------------------------------    --------
  A.    Discount Factor...................................       B-2
  B.    Earned Discount...................................       B-3
  C.    Negative Spread Fee...............................       B-3
  D.    Run Off Discount..................................       B-4
  E.    Rate Definitions..................................       B-4
          Alternate Reference Rate........................       B-4
          Bank Rate.......................................       B-5
          Commercial Paper Rate...........................       B-5
          Domestic CD Rate (Adjusted).....................       B-6
          Eurodollar Rate (Reserve Adjusted)..............       B-7
          Purchaser Rate..................................       B-8
        Rate Variance Factor..............................       B-9

                                    PART II

                                DEFAULT RESERVE

Sub-
Part                                  Term                       Page No.
-----   -----------------------------------------------------    --------

  A.    Default Reserve......................................      B-9
  B.    Reserve Percentage...................................      B-10

                                    PART III

                             SERVICER'S FEE RESERVE

  A.    Servicer's Fee Reserve...............................      B-10
  B.    Servicer's Fee.......................................      B-10
  C.    Run Off Servicer's Fee...............................      B-11

                                    PART IV

                           ADJUSTED AVERAGE MATURITY

  A.    Adjusted Average Maturity............................      B-11
  B.    Average Maturity.....................................      B-11

                              --------------------

                                     PART I
                                DISCOUNT FACTOR


  A.       Discount Factor.  The "Discount Factor" for a related Undivided
           ---------------        ---------------
Interest at any time in a Yield Period means an amount determined as follows:

      DF  =  ED + ROD

      where:
      -----

      DF  =  the Discount Factor of such Undivided Interest at such time;

      ED  =  Earned Discount of such Undivided Interest accrued and unpaid at such time, as determined pursuant to Part I.B;
                                                  --------

      ROD = Run Off Discount of such Undivided Interest at such time, as determined pursuant to Part I.D.
                                    --------

  B.  Earned Discount.  The "Earned Discount" for any Undivided Interest for
      ---------------        ---------------
each day in a related Yield Period means an amount determined as follows:

      ED  =  [PI x PR x 1/360] + NSF (if any);

provided, however, that if, pursuant to the definition of "Purchaser Rate" in
--------  -------
Part I.E., different Purchaser Rates would apply to different  portions of an
---------
Undivided Interest, then Earned Discount shall be calculated separately with respect to each such portion, and the Earned Discount shall be the sum of the Earned Discount so calculated for such portions;

      where:
      -----

      ED  =   Earned Discount of such Undivided Interest (or such portion)
              accrued on such day;

      PI  =   the Purchaser's Investment of such Undivided Interest (or such portion) on such day, as determined pursuant to Section 2.03;
                                                              ------------

      PR  =   the Purchaser Rate for such Undivided Interest (or such portion)
              on such day, as defined in Part I.E; and
                                         --------

      NSF = the Negative Spread Fee for such Undivided Interest (or such portion thereof) on such day, as defined in Part I.C.
                                                          --------

No provision of the Agreement shall require the payment or permit the collection of Earned Discount in excess of the maximum permitted by applicable law. Earned Discount for any Undivided Interest shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.

  C.  Negative Spread Fee.  The "Negative Spread Fee" means, for each Undivided
      -------------------        -------------------
Interest (or portion thereof) for each day in any Yield Period (computed without regard to clause (ii) of the proviso clause of the definition of "Yield Period")
          -----------        -------                              ------------
during which any Run Off Day or Termination Date for such Undivided Interest occurs, the amount, if any, by which;

             (i) the additional Earned Discount (calculated without taking into account any Negative Spread Fee) which have accrued on the reductions of the related Purchaser's Investment of such Undivided Interest (or such portion) during such Yield Period (as so computed) if such reductions had remained as Purchaser's Investment exceeds,

             (ii) the income, if any, received by the owner of such Undivided Interest (or such portion) from such owner's investing the proceeds of such reductions of Purchaser's Investment.

  D.  Run Off Discount.  The "Run Off Discount" for the related Undivided
      ----------------        ----------------
Interest at any time means an amount determined as follows:

          ROD =  PI x (BR + RVF) x AAM
                 ---------------------
                        360

          where:
          -----

          ROD =  the Run Off Discount for such Undivided Interest at such time;

          PI = the Purchaser's Investment of such Undivided Interest at such time;

          BR  =  the Bank Rate for such Undivided Interest for a Yield Period deemed to commence at such time pursuant to Part I.E;
                                                             --------

          AAM = the Adjusted Average Maturity of the Receivables Pool related to such Undivided Interest, as determined pursuant to Part IV;
                                                                       -------
                 and

          RVF = the Rate Variance Factor deemed to be in effect at such time, as determined pursuant to Part I.F.
                                           ---------

  E.  Rate Definitions.  The "Alternate Reference Rate" means, on any date, a
      ----------------        ------------------------
fluctuating rate of interest per annum equal to the higher of
                             --- -----

       (a) the rate of interest most recently announced by Bank of America at its principal office in San Francisco, California as its reference rate; and

       (b) the Federal Funds Rate (as defined below) most recently determined by Bank of America plus .5% per annum.
                              --- -----

For purposes of this definition, "Federal Funds Rate" means, for any period,
                                  ------------------
a fluctuating interest rate per annum equal (for each day during such period)
                            ---------
to

       (i) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

              (ii) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Bank of America from three federal funds brokers of recognized standing selected by it.

The Alternate Reference Rate is not necessarily intended to be the lowest rate of interest determined by Bank of America in connection with extensions of credit.

     "Bank Rate" for any Yield Period for the related Undivided Interest means
      ---------
an interest rate per annum equal to the sum of (a) .60% per annum, plus (b) the
                 --- -----                              --- -----  ----
Eurodollar Rate (Reserve Adjusted) for such Yield  Period; provided, however,
                                                           --------  -------
that if (i) it shall become unlawful for the Agent or any Program Support Provider to obtain funds in the offshore dollar interbank market in order to fund any Purchase or to maintain any Undivided Interest, or if such funds shall not be reasonably available to the Agent or any Program Support Provider, or
(ii) there shall not be time prior to the commencement of an applicable Yield Period to determine a Eurodollar Rate in accordance with its terms, or (iii) Seller shall have failed to provide the notice required pursuant to Section
                                                                    -------
1.03(a) or 1.03(d) requesting that the Bank Rate be determined by reference to
-------    -------
the Eurodollar Rate, then the "Bank Rate" for any Yield Period for such
                               ---------
Undivided Interest shall be a rate per annum equal for each day during such
                                   --- -----
Yield Period to the Alternate Reference Rate in effect on such day.

     "Commercial Paper Rate" for any Yield Period for the related Undivided
      ---------------------
Interest means a rate per annum equal to the sum of (i) the rate or, if more
                      --- -----
than one rate, the weighted average of the rates, determined (as applicable) by converting to an interest-bearing equivalent rate per annum the discount rate
                                                  --- -----
(or rates) at which Commercial Paper Notes having a term equal to such Yield Period and to be issued to fund the Purchase of or to maintain such Undivided Interest by Purchaser (including, without limitation, Purchaser's Investment and accrued and unpaid Earned Discount) may be sold by any placement agent or commercial paper dealer selected by the Agent, as agreed between each such agent or dealer and the Agent, plus (ii) without duplication of amounts included in
                         ----
(i), the commissions and charges charged by such placement agent or commercial paper dealer with respect to such Commercial Paper Notes, expressed as a percentage of such face amount and converted to an interest-bearing equivalent rate per annum.
     --- -----

     "Eurodollar Rate (Reserve Adjusted)" means, with respect to any Yield
      ----------------------------------
Period for any related Undivided Interest (or portion thereof), a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:

               Eurodollar Rate          =           Eurodollar Rate
                                                    ---------------
              (Reserve Adjusted)                      1-Eurodollar
                                                   Reserve Percentage

where:
-----

          "Eurodollar Rate" means, with respect to any Yield Period for any
           ---------------
          related Undivided Interest (or portion thereof), the rate per annum at which Dollar deposits in immediately available funds are offered to the Eurodollar Office of the Agent two Eurodollar Business Days prior to the beginning of such period by prime banks in the interbank eurodollar market at or about 10:00 a.m., Chicago time for delivery on the first day of such Yield Period, for the number of days comprised therein and in an amount equal or comparable to the amount of the related Purchaser's Investment of such Undivided Interest (or such portion) for such Yield Period.

          "Eurodollar Business Day" means a day of the year on which dealings
           -----------------------
          are carried on in the eurodollar interbank market and banks are open for business in Chicago and are not required or authorized to close in New York City.

          "Eurodollar Office" shall mean the office of the Agent designated as
           -----------------
          such on the signature page to the Agreement and, thereafter, such other office or offices of the Agent as designated from time to time by notice from the Agent to Seller or such other office or offices through which the Agent determines the Eurodollar Rate. A Eurodollar Office of the Agent may be, at the option of the Agent, either a domestic or foreign office.

          "Eurodollar Reserve Percentage" means, with respect to any Yield
           -----------------------------
          Period, the then applicable percentage (expressed as a decimal) prescribed by the Federal Reserve Board for determining reserve requirements applicable to "Eurocurrency Liabilities" pursuant to Regulation D.

     "Purchaser Rate" for any Yield Period for any related Undivided
      --------------
Interest (or portion thereof) means:

              (a) in the case of an Undivided Interest (or portion thereof) other than one referred to in clause (b) or (c) of this definition,
                                        ------ ---    ---
          the Commercial Paper Rate for such Undivided Interest (or such portion) for such Yield Period;

              (b) in the case of an Undivided Interest (or portion thereof) (i) owned by any Program Support Provider or any other assignee (other than Purchaser), or otherwise funded pursuant to a Program Support Agreement, or (ii) funded by a Funding, if, at the time of the making of such Funding, the Aggregate Required Allocations did not exceed the Required Allocations Limit, the Bank Rate for such Undivided Interest (or such portion) for such Yield Period; and

              (c) in the case of an Undivided Interest (or portion thereof) funded by a Funding other than a Funding referred to in clause (b)
                                                                  ----------
          above, a rate per annum equal for each day during such Yield Period to
                        --- -----
          the Alternate Reference Rate in effect on such day plus 2% per annum;
                                                                     --- -----

provided, however, that (i) on any day when any Termination Event shall have
--------  -------
occurred and be continuing, the Purchaser Rate shall mean a rate per annum equal
                                                                 --- -----
to the Alternate Reference Rate in effect on such day plus 2% per annum and (ii)
                                                              --- -----
on each Run Off Day occurring at a time when no Termination Event exists or is continuing, the Purchaser Rate shall mean a rate per annum equal to the
                                                 --- -----
Alternate Reference Rate.

     F.  Rate Variance Factor.  The "Rate Variance Factor" means, (i) during any
         --------------------        --------------------
Yield Period when no Run Off Day shall occur, zero, and (ii) during any Yield Period in which one or more Run Off Days occur, such percentage per annum equal
                                                                --- -----
to 10% of the Bank Rate used to calculate the Run Off Discount.


                                    PART II
                                DEFAULT RESERVE

     A.  Default Reserve.  The "Default Reserve" of any Undivided Interest on
         ---------------        ---------------
any day means the greater of (x) $3,000,000, and (y) an amount determined as follows:

              DR = RP x (PI + DF)

     where:
     -----

              DR = the Default Reserve of such Undivided Interest on such day;

              RP = the Reserve Percentage at the close of business of Purchaser on such day, as determined pursuant to Part II.B;
                                                           ---------

              PI = the related Purchaser's Investment of such Undivided Interest at the opening of business of Purchaser on such day, as determined pursuant to Section 1.03; and
                                                   ------------

              DF = the Discount Factor of such Undivided Interest at the close of business of Purchaser on such day, as determined pursuant to Part I.A.
                                ---------

     B.  Reserve Percentage.  The "Reserve Percentage" means, with respect to
         ------------------        ------------------
any Yield Period the greater of (i) the product of three times the highest average Default Ratio for any three consecutive month period occurring during any of the twelve calendar months preceding or ending on the determination date,
(ii) the product of three times the then highest Concentration Limit for any Obligor provided that for purposes of this clause (ii) the then highest
        --------
Concentration Limit shall not exceed 3%, (iii) the product of three times the highest average Losses to Liquidations Ratio for any three consecutive month period occurring during any of the twelve calendar months preceding or ending on the determination date, and (iv) 10%.


                                    PART III
                             SERVICER'S FEE RESERVE

     A.  Servicer's Fee Reserve.  The "Servicer's Fee Reserve" for the related
         ----------------------        ----------------------
Undivided Interest at any time means an amount determined as follows:

          SFR  =  SF + ROSF

     where:
     -----

          SFR = the Servicer's Fee Reserve for such Undivided Interest at any time;

          SF   =  the unpaid Servicer's Fee relating to such Undivided Interest accrued to such time and unpaid as determined pursuant to Part
                                                                           ----
                  III.B; and
                  -----

          ROSF = the Run Off Servicer's Fee for such Undivided Interest at such time, as determined pursuant to Part III.C.
                                                  ----------

     B.  Servicer's Fee.  The "Servicer's Fee" relating to any Undivided
         --------------        --------------
Interest accrued for any day means

                 (i) an amount equal to the product of (x) 0.50% per annum,
                                                                 --- -----
          times (y) the amount of the related Purchaser's Investment at the
          -----
          close of business on such day, times (z) 1/360; or
                                         -----

                 (ii) on and after Servicer's reasonable request made at any time when Seller shall no longer be Servicer, an alternative amount charged by Servicer to perform its obligations under the Agreement during such Yield Period.

     C.   Run Off Servicer's Fee.  The "Run Off Servicer's Fee" for any
          ----------------------        ----------------------
Undivided Interest at any time means an amount equal to

                 (x) the related Purchaser's Investment at such time, times
                                                                      -----

                 (y) (A) the percentage per annum set forth in clause (i)(x) of
                                        --- -----              -------------
          the definition of "Servicer's Fee", or (B) if Servicer's Fee is calculated pursuant to clause (ii) of such definition, the percentage
                                 -----------
          per annum charged by Servicer (provided that if the amount charged by
          --- -----
          Servicer is not expressed as a percentage, the Agent shall determine the applicable percentage using reasonable methods of calculation), times
          -----

                 (z) a fraction, the numerator of which is the number of days equal to the then Adjusted Average Maturity, and the denominator of which is 360 days.


                                    PART IV
                           ADJUSTED AVERAGE MATURITY

     "Adjusted Average Maturity" means, on any day, the product of (i) 1.5
      -------------------------                         -------
multiplied by (ii) the Average Maturity for such day.
-------------

     "Average Maturity" means, on any day, that time period (expressed in days)
      ----------------
equal to the weighted average maturity of the Pool Receivables as shall be calculated by Servicer, as set forth in the most recent Periodic Report in accordance with the provisions thereof. If the Agent shall disagree with any such calculation, the Agent may recalculate the Average Maturity for such day, which calculation shall, absent manifest error, be binding upon Servicer, Seller and Purchaser.